UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02688

Name of Fund: BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.
>	BlackRock High Yield Municipal Fund
>	BlackRock National Municipal Fund
>	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust
>	BlackRock New York Municipal Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“	Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended June 30, 2013, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Customized High Yield Municipal Bond Index. The following discussion of relative performance pertains to the S&P® Customized High Yield Municipal Bond Index.

What factors influenced performance?

• The most significant detractor from relative performance was the Fund’s underweight in the top-performing tobacco sector. Additional underperformance was largely attributable to the Fund’s more seasoned investments, which have been retained due to their attractive yields rather than price performance potential.

• The Fund’s overall sector allocation was generally beneficial, with notable contributions from transportation, corporate and health-related bonds. The advance refunding of certain of the Fund’s more seasoned holdings was an added benefit during the period. (Advance refunding increases the value of a bond given the greater certainty of its being retired on first call date prior to maturity.) Curve positioning proved modestly positive as the Fund held concentrations in both longer- and shorter-dated bonds, both of which outperformed intermediate-maturity bonds.

Describe recent portfolio activity.

• Earlier in the 12-month period, the Fund was focused on staying invested while keeping cash and cash equivalents low in order to capitalize on favorable market conditions and risk appetites. The Fund’s investments were typically concentrated in transportation, health and corporate-related issuers while additional purchases involved student housing, tax-increment bonds and debt for financing projects.

• More recently, the Fund has not been immune from the industry-wide mutual fund outflows resulting from the unsettled bond market. Redemptions were funded primarily from cash reserves as well as through the sale of bonds that exhibited strong relative performance during the market downturn.

Describe portfolio positioning at period end.

• As of period end, the Fund continued to maintain a high quality bias while its largest allocations remained in the transportation, health, utilities and corporate sectors. The Fund’s duration posture has moderated somewhat given a more cautious outlook for interest rates, but remained long relative to the S&P® Customized High Yield Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Health	27%
Transportation	17
Utilities	13
Corporate	11
County/City/Special District/School District	10
Education	10
State	6
Tobacco	4
Housing	2

Credit Quality Allocation[1]
AA/Aa	19%
A	9
BBB/Baa	38
BB/Ba	9
B	7
CCC/Caa	1
Not Rated[2]	17
[1]	Using the higher of Standard and Poor’s (“S&P’s) or Moody’s Investors Service (”Moody’s“) ratings.
[2]	The investment advisor has deemed certain of these securities as investment grade quality. As of June 30, 2013, the market value of these securities was $8,996,724, representing 2% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	3
2015	1
2016	4
2017	6
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
4	ANNUAL REPORT	JUNE 30, 2013

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Customized High Yield Municipal Bond Index is a blended subset of the S&P® Municipal Bond Index that includes non-insured bonds rated below BBB— or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity.
[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.74%	4.73%	(5.10)%	0.17%	N/A	6.04%	N/A	3.55%	N/A
Investor A	4.27	4.27	(5.24)	(0.09)	(4.34)%	5.73	4.82%	3.25	2.60%
Investor C	3.65	3.65	(5.48)	(0.84)	(1.79)	4.97	4.97	2.52	2.52
S&P® Municipal Bond Index	—	—	(2.55)	0.51	N/A	5.30	N/A	4.68	N/A
S&P® Customized High Yield Municipal Bond Index	—	—	(1.62)	5.32	N/A	6.77	N/A	4.52	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on 8/01/06.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Including Interest Expense and Fees[8]	Excluding Interest Expense and Fees[9]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]
Institutional	$1,000.00	$949.00	$3.77	$3.33	$1,000.00	$1,020.93	$3.91	$1,021.39	$3.46
Investor A	$1,000.00	$947.60	$4.97	$4.54	$1,000.00	$1,019.69	$5.16	$1,020.09	$4.71
Investor C	$1,000.00	$945.20	$8.68	$8.25	$1,000.00	$1,015.89	$9.00	$1,016.29	$8.55
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.78% for Institutional, 1.03% for Investor A, and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[9]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.69% for Institutional, 0.94% for Investor A and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2013	5

Fund Summary as of June 30, 2013	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended June 30, 2013, the Fund underperformed its benchmark, the S&P® Municipal Bond Index, with the exception of the Fund’s BlackRock Shares, which performed in line with the primary benchmark.

What factors influenced performance?

• The Fund’s higher quality bias detracted from performance relative to the benchmark index as lower-quality bonds generated stronger returns during the period. An underweight to the tobacco sector was a notable source of underperformance. The Fund’s overweight to essential service revenue bonds had a negative impact on results. Specifically, holdings of water and sewer bonds modestly underperformed, although this is partially attributable to their recent strong performance resulting in slightly elevated valuations.

• Conversely, the Fund’s concentrations in the transportation and health sectors had a positive impact on performance. The Fund maintained an above-industry-average coupon structure in order to maximize its income, which contributed positively to total return. These higher-coupon holdings perform well in rising and stable interest rate environments. The Fund also benefited from its yield curve positioning emphasizing longer- and shorter-dated bonds, both of which outperformed intermediate-maturity bonds. In addition, the Fund’s use of US Treasury futures contracts for purposes of hedging interest rate risk enhanced results for the period.

Describe recent portfolio activity.

• While municipal bond valuations were generally improving in the first half of the 12-month period, the Fund increased its credit quality profile by taking advantage of tighter credit quality spreads to sell some of the Fund’s lower-rated holdings that had reached their performance potential. New purchases were concentrated in the primary market where more generous (higher) coupon rates could be structured.

• The Fund maintained relatively high levels of cash and cash equivalents during the period as an environment of tight credit quality spreads and low long-term investment rates warranted a more defensive stance with respect to providing liquidity for the portfolio. The Fund’s cash holdings hindered relative performance in the first half of the year as longer-term assets performed better while interest rates were declining. However, the effect of cash was more constructive in the latter half of the period as it provided the Fund with ample liquidity to satisfy redemptions and take advantage of higher-yielding opportunities as they became available in the market.

Describe portfolio positioning at period end.

• As of period end, the Fund continued to maintain a bias toward higher quality securities with sector overweights in health, transportation and utilities. The Fund’s average duration stood at 5.1 years, which is shorter than that of the S&P® Municipal Bond Index, which was 6.1 years at period end. Cash reserves remained elevated, although the Fund began recommitting some of this cash to the market as valuations improved at the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Utilities	24%
Transportation	22
Health	20
Education	10
County/City/Special District/School District	9
State	9
Corporate	5
Housing	1

Credit Quality Allocation[1]
AAA/Aaa	12%
AA/Aa	49
A	30
BBB/Baa	6
BB/Ba	1
Not Rated[2]	2
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities as investment grade quality. As of June 30, 2013, the market value of these securities was $105,466,201, representing 2% of the Fund’s long-term investments

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	5
2015	3
2016	7
2017	8
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
6	ANNUAL REPORT	JUNE 30, 2013

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.09%	2.97%	(2.94)%	0.47%	N/A	5.97%	N/A	4.94%	N/A
Institutional	2.93	2.86	(3.00)	0.37	N/A	5.84	N/A	4.82	N/A
Service	2.77	2.70	(3.16)	(0.05)	N/A	5.52	N/A	4.53	N/A
Investor A	2.69	2.46	(3.06)	0.21	(4.04)%	5.63	4.71%	4.59	4.14%
Investor B	2.38	2.32	(3.31)	(0.30)	(4.17)	5.10	4.77	4.07	4.07
Investor C	2.06	1.91	(3.42)	(0.53)	(1.50)	4.84	4.84	3.80	3.80
Investor C1	2.25	2.16	(3.34)	(0.35)	(1.32)	5.05	5.05	4.01	4.01
S&P® Municipal Bond Index	—	—	(2.55)	0.51	N/A	5.30	N/A	4.54	N/A
[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Including Interest Expense and Fees[5]	Excluding Interest Expense and Fees[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$970.60	$2.54	$2.25	$1,000.00	$1,022.19	$2.61	$1,022.49	$2.31
Institutional	$1,000.00	$970.00	$3.13	$2.83	$1,000.00	$1,021.59	$3.21	$1,021.89	$2.91
Service	$1,000.00	$968.40	$4.69	$4.39	$1,000.00	$1,019.99	$4.81	$1,020.29	$4.51
Investor A	$1,000.00	$969.40	$3.81	$3.52	$1,000.00	$1,020.89	$3.91	$1,021.19	$3.61
Investor B	$1,000.00	$966.90	$6.24	$5.90	$1,000.00	$1,018.45	$6.41	$1,018.79	$6.06
Investor C	$1,000.00	$965.80	$7.46	$7.16	$1,000.00	$1,017.21	$7.65	$1,017.49	$7.35
Investor C1	$1,000.00	$966.60	$6.53	$6.24	$1,000.00	$1,018.15	$6.71	$1,018.39	$6.41
[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.52% for BlackRock, 0.64% for Institutional, 0.96% for Service, 0.78% for Investor A, 1.28% for Investor B, 1.53% for Investor C, and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.90% for Service, 0.72% for Investor A, 1.21 % for Investor B, 1.47% for Investor C, and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2013	7

Fund Summary as of June 30, 2013	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended June 30, 2013, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

• The Fund’s underperformance relative to the benchmark index was attributable to security selection driven by the Fund’s high quality bias. Higher-quality bonds underperformed lower-quality bonds for majority of the period, as municipal credit spreads tightened amid strong demand from investors searching for yield in the low interest rate environment. Notably, higher-quality bonds outperformed lower-quality bonds when interest rates moved higher near the end of the period.

• Contributing positively to performance was the Fund’s shorter duration (lower sensitivity to interest rate movements) relative to the benchmark index. Although the Fund’s shorter duration was a disadvantage when interest rates declined in the first half of the period, this positioning drove outperformance in the latter part of the period as interest rates began to rise. (Bond prices fall as interest rates rise.) Sector allocation decisions also had a positive impact on results. The Fund’s overweight to the corporate, housing and tobacco sectors contributed positively, as did holdings of tax-backed state securities.

Describe recent portfolio activity.

• During the first half of the period, the Fund was focused on seeking investments in relatively higher-yielding credit sectors such as health, housing and corporate bonds. In the latter half of the period, improving economic data led to concerns that the US Federal Reserve would become less accommodative and investor demand for municipal bonds began to wane. The Fund actively managed through this market volatility by rotating away from securities at the longer end of its duration range and purchasing higher-quality securities in an effort to position the Fund more defensively for a period of potentially rising interest rates.

Describe portfolio positioning at period end.

• As of period end, the Fund held a modest level of cash reserves while its portfolio of holdings had a shorter average duration relative to the S&P® Limited Maturity Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
State	30%
County/City/Special District/School District	24
Transportation	16
Utilities	12
Corporate	10
Education	3
Health	3
Housing	2

Credit Quality Allocation[1]
AAA/Aaa	18%
AA/Aa	45
A	31
BBB/Baa	5
Not Rated[2]	1
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities as investment grade quality. As of June 30, 2013, the market value of these securities was $9,031,077, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	11%
2014	27
2015	27
2016	30
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
8	ANNUAL REPORT	JUNE 30, 2013

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than 2 years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.24%	0.23%	(0.17)%	0.00%	N/A	1.72%	N/A	1.97%	N/A
Institutional	0.21	0.17	0.03	0.19	N/A	1.77	N/A	1.99	N/A
Investor A	(0.03)	(0.04)	(0.21)	(0.18)	(3.18)%	1.48	0.86%	1.73	1.42%
Investor A1	0.10	0.09	(0.13)	(0.03)	(1.03)	1.63	1.43	1.87	1.77
Investor C	(0.83)	(0.83)	(0.59)	(0.98)	(1.97)	0.71	0.71	0.95	0.95
S&P® Municipal Bond Index	—	—	(2.55)	0.51	N/A	5.30	N/A	4.54	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	0.19	0.60	N/A	2.55	N/A	2.70	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Blackrock	$1,000.00	$998.30	$1.98	$1,000.00	$1,022.81	$2.01	0.40%
Institutional	$1,000.00	$1,000.30	$1.98	$1,000.00	$1,022.81	$2.01	0.40%
Investor A	$1,000.00	$997.90	$3.37	$1,000.00	$1,021.42	$3.41	0.68%
Investor A1	$1,000.00	$998.70	$2.58	$1,000.00	$1,022.22	$2.61	0.52%
Investor C	$1,000.00	$994.10	$7.27	$1,000.00	$1,017.50	$7.35	1.47%
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2013	9

Fund Summary as of June 30, 2013	BlackRock New York Municipal Bond Fund

Investment Objective

BlackRock New York Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended June 30, 2013, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

• The Fund’s positioning further out on the yield curve and longer duration bias (higher sensitivity to interest rate movements) detracted from performance relative to the benchmark index as interest rates moved higher in the latter part of the period. (Bond prices fall as interest rates rise.) The Fund’s largest sector allocation was in tax-backed credits, which had a negative impact on returns as it was one of the weaker performing sectors during the period. The strongest performing sector was tobacco, in which the Fund held only minimal exposure.

• Contributing positively to performance were the Fund’s allocations to the health, corporate (industrial development bonds) and housing sectors. Additionally, the Fund’s overweight exposure to lower-quality credits aided returns as lower-rated and higher-yielding bonds tended to outperform higher-quality issues for the period.

Describe recent portfolio activity.

• As interest rates declined during the majority of the period, the Fund purposely reduced its portfolio turnover rate in order to retain more of its older, higher-yielding bonds. The Fund was active in the New Issue market, seeking to capitalize on opportunities presented by periods of heavier supply in order to increase portfolio yield and diversification while maintaining the Fund’s commitment to the longer end of the yield curve.

Describe portfolio positioning at period end.

• The Fund ended the period with a long duration bias as compared to the S&P® New York Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
County/City/Special District/School District	24%
Transportation	16
Health	15
Education	13
State	10
Utilities	10
Corporate	7
Housing	4
Tobacco	1

Credit Quality Allocation[1]
AAA/Aaa	7%
AA/Aa	40
A	36
BBB/Baa	8
BB/Ba	3
Not Rated[2]	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities as investment grade quality. As of June 30, 2013, the market value of these securities was $638,510, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	7%
2014	4
2015	4
2016	4
2017	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
10	ANNUAL REPORT	JUNE 30, 2013

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an average weighted maturity of greater than ten years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.65%	3.65%	(4.97)%	(1.06)%	N/A	4.86%	N/A	3.88%	N/A
Investor A	3.26	3.26	(4.99)	(1.30)	(5.50)%	4.58	3.68%	3.62	3.17%
Investor A1	3.41	3.41	(5.02)	(1.24)	(5.20)	4.73	3.88	3.78	3.35
Investor C	2.57	2.57	(5.45)	(2.04)	(2.99)	3.83	3.83	2.84	2.84
Investor C1	3.06	3.06	(5.25)	(1.73)	(2.68)	4.22	4.22	3.26	3.26
S&P® Municipal Bond Index	—	—	(2.55)	0.51	N/A	5.30	N/A	4.54	N/A
S&P® New York Municipal Bond Index	—	—	(2.66)	0.15	N/A	5.05	N/A	4.47	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]
Institutional	$1,000.00	$950.30	$3.72	$3.43	$1,000.00	$1,020.99	$3.86	$1,021.29	$3.56
Investor A	$1,000.00	$950.10	$4.84	$4.55	$1,000.00	$1,019.79	$5.01	$1,020.19	$4.71
Investor A1	$1,000.00	$949.80	$4.16	$3.87	$1,000.00	$1,020.49	$4.31	$1,020.79	$4.01
Investor C	$1,000.00	$945.50	$8.54	$8.25	$1,000.00	$1,015.99	$8.85	$1,016.29	$8.55
Investor C1	$1,000.00	$947.50	$6.52	$6.18	$1,000.00	$1,018.09	$6.76	$1,018.39	$6.41
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.77% for Institutional, 1.00% for Investor A, 0.86% for Investor A1, 1.77% for Investor C, and 1.35% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.71% for Institutional, 0.94% for Investor A, 0.80% for Investor A1, 1.71% for Investor C, and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2013	11

About Fund Performance

• BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund and BlackRock National Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund, and prior to July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees.

• Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

• Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

• Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund) incur a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Bond Fund; and a service fee of 0.10% per year (but no distribution fee).

• Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year.

These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.) On June 10, 2013, all issued and outstanding Investor B Shares of BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

• Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of the respective Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

• Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Bond Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase.

• In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of their respective Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. On June 10, 2013, all outstanding Investor B1 Shares of BlackRock National Municipal Fund were converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield exlcudes the effects of any waivers and/or reimbursements.

12	ANNUAL REPORT	JUNE 30, 2013

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JUNE 30, 2013	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments June 30, 2013	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$710	$789,662
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/20	500	498,855
5.00%, 1/01/24	2,000	1,988,040
4.75%, 1/01/25	325	311,909
Phenix City IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	1,750	1,420,930
		5,009,396
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A:
4.63%, 6/01/23	1,125	1,056,094
5.00%, 6/01/32	1,500	1,256,940
5.00%, 6/01/46	1,620	1,255,808
		3,568,842
Arizona — 3.8%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,500	2,469,900
Florence Town, Inc., IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,256,159
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	300	255,219
Phoenix IDA, ERB:
Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,270,401
Great Hearts Academies—Veritas Project, 6.40%, 7/01/47	415	419,079
Phoenix IDA, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	1,000	999,890
Pima County IDA, IDRB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,390	1,394,045
Pima County IDA, Refunding IDRB, Tucson Electric Power Co. Project, Series A, 4.50%, 6/01/30	2,000	1,963,900
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	750	754,620
5.00%, 12/01/37	2,180	2,155,671
Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	280	287,070
University Medical Center Corp. Arizona, RB, 6.25%, 7/01/29	180	196,421
		13,422,375
Municipal Bonds	Par (000)	Value
Arkansas — 0.2%
Benton County Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	$750	$797,468
California — 8.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,125,800
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,145,720
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	304,019
California HFA, RB, Home Mortgage, Series I, AMT:
4.60%, 8/01/21	635	637,286
4.70%, 8/01/26	2,500	2,432,225
4.80%, 8/01/36	1,500	1,395,045
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37 (a)	775	710,187
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45 (a)	3,485	3,084,120
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	920	887,092
Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (b)	750	760,283
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc. Project, Series B, AMT, 5.00%, 7/01/27	1,000	1,008,300
California Statewide Communities Development Authority, RB, Series A:
American Baptist Homes of the West, 5.00%, 10/01/43	1,000	914,270
John Muir Health, 5.13%, 7/01/39	425	438,396
Kaiser Permanente, 5.00%, 4/01/42	1,145	1,162,770
Sutter Health, 6.00%, 8/15/42	400	458,288
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,710,599
Eskaton Properties, Inc., 5.25%, 11/15/34	905	904,946
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	573,105
City of Roseville California, Special Tax Bonds, Fiddyment Ranch Community Facilities District No. 1, 5.25%, 9/01/36	465	425,949

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	COP EDA EDC ERB ERS	Certificates of Participation Economic Development Authority Economic Development Corp. Education Revenue Bonds Extendible Reset Securities	LOC LRB M/F MBS MRB	Letter of Credit Lease Revenue Bonds Multi-Family Mortgage-Backed Security Mortgage Revenue Bonds
ACA AGC AGM AMBAC AMT ARB BARB BHAC CAB CIFG
American Capital Access Corp.
Assured Guaranty Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
CDC IXIS Financial Guaranty
FHA GARB GO HDA HFA HRB IDA IDB IDRB ISD
Federal Housing Administration
General Airport Revenue Bonds
General Obligation Bonds
Housing Development Authority
Housing Finance Agency
Housing Revenue Bonds
Industrial Development Authority
Industrial Development Board
Industrial Development Revenue Bonds
Independent School District
NPFGC PSF-GTD PILOT Q-SBLF Radian RB S/F SONYMA Syncora VRDN
National Public Finance Guarantee Corp.
Permanent School Fund Guaranteed
Payment in Lieu of Taxes
Qualified School Bond Loan Fund
Radian Financial Guaranty
Revenue Bonds
Single-Family
State of New York Mortgage Agency
Syncora Guarantee
Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	15

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	$310	$354,525
6.50%, 5/01/42	760	864,287
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	302,390
Poway Unified School District Public Financing Authority, Refunding Special Tax Bonds:
4.13%, 9/15/36	1,460	1,229,743
Series B, 5.00%, 9/01/42	1,250	1,201,700
Riverside County Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,115	2,144,906
San Jose Redevelopment Agency, Tax Allocation Bonds, Merged Area Redevelopment Project (NPFGC), 4.90%, 8/01/33	405	372,418
San Marcos County Unified School District, GO, CAB, Election of 2010, Series B, 5.59%, 8/01/51 (c)	4,450	545,036
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 6.50%, 8/01/43 (c)	3,000	437,700
Temecula Public Financing Authority, Special Tax Bonds, Refunding, Harveston, Sub-Series B, 5.10%, 9/01/36	170	152,531
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A-1, 5.00%, 6/01/37	2,140	1,764,152
		30,447,788
Colorado — 1.3%
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	423,630
5.00%, 12/01/42	545	490,135
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,175	1,201,755
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Refunding, Public Improvement Fee, 5.00%, 12/01/40	425	403,597
Regional Transportation District, RB, Denver Transport Partners, 6.00%, 1/15/41	1,000	1,094,100
Tallyn’s Reach Metropolitan District No. 3, GO, Refunding, Limited Tax, 5.13%, 11/01/38	1,035	926,366
		4,539,583
Connecticut — 0.2%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	605	605,133
Delaware — 0.4%
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	1,480	1,441,180
District of Columbia — 1.7%
District of Columbia, RB, The Methodist Home of The District of Columbia, Series A:
7.38%, 1/01/30	310	310,539
7.50%, 1/01/39	500	500,345
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	1,510	1,643,016
6.75%, 5/15/40	385	391,722
Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.50%, 10/01/30 (c)	$3,005	$1,178,080
First Senior Lien, Series A, 5.00%, 10/01/39	185	193,577
First Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,705,715
		5,922,994
Florida — 7.6%
Boggy Creek Improvement District, Refunding, Special Assessment Bonds, 5.13%, 5/01/43	3,035	2,725,946
County of Broward Florida, RB, Fuel System, Ft. Lauderdale Fuel Facilities LLC Project, AMT, 5.00%, 4/01/38	1,500	1,493,550
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, JetBlue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	1,827,480
Greeneway Improvement District, Special Assessment Bonds, 5.13%, 5/01/43	3,335	2,981,190
Highland Meadows Community Development District, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	490	191,933
Hillsborough County IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,500	1,500,210
Tampa General Hospital Project, 5.25%, 10/01/41	1,000	1,013,650
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US, Inc., AMT, 5.30%, 5/01/37	3,300	3,104,244
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & NW Sector Projects, 8.00%, 5/01/40	515	609,755
Martin County IDA, Refunding RB, Indiantown Cogeneration LP Project, 4.20%, 12/15/25	1,750	1,639,050
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,450	1,724,572
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	1,500	1,537,350
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	475	189,818
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	210	215,212
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	780	656,495
Tolomato Community Development District, Refunding CAB, Special Assessment Bonds:
6.95%, 5/01/39 (f)	40	29,619
7.36%, 5/01/40 (f)	90	54,366
7.84%, 5/01/40 (f)	50	22,382
Series A1, 6.65%, 5/01/40	140	137,501
Tolomato Community Development District, Special Assessment Bonds (d)(e):
Series 1, 6.65%, 5/01/40	10	5,032
Series 2, 6.65%, 5/01/40	330	125,179
Series 3, 6.65%, 5/01/40	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	597,152
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,640	1,838,063
5.50%, 5/01/42	605	613,367
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,855	1,712,424

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida (concluded)
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	$650	$325,214
		26,870,755
Georgia — 1.0%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	345	347,215
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	760,565
DeKalb County Hospital Authority Georgia, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	1,240	1,310,382
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/39	220	238,436
Private Colleges & Universities Authority, Refunding RB, Mercer University Project, Series A, 5.00%, 10/01/32	395	389,209
Richmond County Development Authority, RB, International Paper Co. Projects, Series A, AMT, 5.00%, 8/01/30	500	493,195
		3,539,002
Guam — 0.8%
Guam Government Waterworks Authority, Refunding RB, Water and Wastewater System, 6.00%, 7/01/25	735	751,266
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	104,400
6.75%, 11/15/29	1,650	1,756,854
7.00%, 11/15/39	160	171,600
		2,784,120
Idaho — 0.1%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,276
Illinois — 2.9%
Illinois Finance Authority, RB, Lake Forest College, Series A:
5.75%, 10/01/32	600	612,456
6.00%, 10/01/48	1,700	1,742,262
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,519,070
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,061,400
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	1,605	1,549,419
Roosevelt University Project, 6.50%, 4/01/44	830	889,212
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,065,640
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 5.78%, 6/15/44 (c)	3,455	591,842
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	1,000	954,960
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	433,282
		10,419,543
Indiana — 1.6%
City of Carmel, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,576,740
7.13%, 11/15/47	1,500	1,566,000
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series A:
5.00%, 7/01/44	$370	$342,617
5.00%, 7/01/48	1,230	1,126,028
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	711,580
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	185	185,222
		5,508,187
Iowa — 2.7%
Iowa Finance Authority, RB:
Alcoa, Inc. Project, 4.75%, 8/01/42	2,500	2,005,650
Iowa Fertilizer Co. Project, 5.25%, 12/01/25	1,760	1,720,682
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	500	515,180
Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,317,867
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	795,055
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,243,217
		9,597,651
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	1,050	1,158,108
6.50%, 3/01/45	1,000	1,109,040
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 4.64%, 10/01/24 (c)	250	149,163
		2,416,311
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	1,000	1,069,990
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	716,543
		1,786,533
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,212,256
Maryland — 1.8%
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	460,415
Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	811,980
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,626,675
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	287,379
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,000	2,115,900
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.25%, 7/01/18 (d)(e)	250	69,962

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctors Community Hospital, 5.75%, 7/01/38	$890	$896,622
		6,268,933
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	391,394
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	299,194
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	19	13,899
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (c)	94	589
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (g)	1,055	1,030,334
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series C, 5.00%, 7/01/29	2,500	2,528,925
Eastern Nazarene College, 5.63%, 4/01/29	500	501,165
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	575,158
		5,340,658
Michigan — 2.6%
City of Detroit Michigan, GO, Taxable Capital Improvement Limited Tax:
Series A-1, 5.00%, 4/01/16	350	253,925
Series A-2, 8.00%, 4/01/14	1,715	1,654,632
Flint Hospital Building Authority, RB, Hurley Medical Center, Series A, 5.25%, 7/01/39	1,755	1,572,164
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,250	1,183,938
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,710	1,788,711
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,565	1,612,576
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	915	1,118,212
		9,184,158
Minnesota — 0.4%
City of Woodbury Minnesota, Refunding RB, MSA Building Co., Series A, 5.00%, 12/01/43	885	788,942
Minnesota State Higher Education Facilities Authority, RB, College of St. Benedict, Series 7-M, 5.13%, 3/01/36	275	273,339
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	500	533,285
		1,595,566
Mississippi — 0.6%
Warren County Mississippi, RB, Gulf Opportunity Zone Bonds (International Paper Co. Project), Series A, 5.38%, 12/01/35	2,000	2,078,840
Municipal Bonds	Par (000)	Value
Missouri — 0.8%
Kansas City Missouri, Tax Allocation Bonds, Kansas City MainCor Project, Series A, 5.25%, 3/01/18	$500	$524,205
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	496,700
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	1,987,326
		3,008,231
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	445	451,439
5.00%, 9/01/42	780	768,168
		1,219,607
Nevada — 0.4%
Clark County Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	20	19,750
County of Clark Nevada, Special Assessment Bonds, Refunding, Special Improvement District #142, Mountain’s Edge:
4.00%, 8/01/22	870	816,791
4.00%, 8/01/23	545	505,923
		1,342,464
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB:
Dartmouth-Hitchcock, 6.00%, 8/01/38	435	474,241
Havenwood-Heritage Heights, Series A, 5.40%, 1/01/30	500	480,985
Southern New Hampshire University, 5.00%, 1/01/34	2,500	2,452,825
		3,408,051
New Jersey — 4.4%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	750	751,177
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	1,900,391
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	787,592
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	3,000	3,308,160
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	660	678,863
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (h)	580	753,878
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	1,000	1,040,160
St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	783,283
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	3,385	3,253,730
4.63%, 6/01/26	2,500	2,224,850
		15,482,084

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Mexico — 0.7%
City of Farmington New Mexico, Refunding RB, Arizona Public Service, Series A, 4.70%, 5/01/24	$500	$529,170
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	1,832,258
		2,361,428
New York — 4.1%
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	2,750	2,400,970
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,615	1,645,330
Genesee County Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/32	500	480,750
New York City IDA, RB:
American Airlines, Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (b)	235	269,474
British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,514,790
JetBlue Airways Corp. Project, AMT, 5.13%, 5/15/30	1,750	1,636,302
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/46	4,000	3,544,840
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	375	424,234
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,265	1,155,919
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 5.00%, 7/01/42	1,220	1,071,404
Yonkers Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	410	439,020
		14,583,033
North Carolina — 1.7%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airway, Inc., Project, AMT, 5.60%, 7/01/27	1,180	1,103,866
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.38%, 5/01/34	1,730	1,546,534
North Carolina Medical Care Commission, RB, First Mortgage Series A:
Galloway Ridge Project, 6.00%, 1/01/39	1,520	1,542,846
Whitestone Project, 7.75%, 3/01/41	830	899,620
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	1,000	1,015,990
		6,108,856
Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	4,460	3,641,991
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,120	1,045,453
		4,687,444
Municipal Bonds	Par (000)	Value
Oklahoma — 0.2%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	$695	$694,222
Pennsylvania — 6.0%
Allegheny County IDA, RB, US Steel Corp. Project, AMT, 5.75%, 8/01/42	1,500	1,398,030
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,174,039
5.00%, 5/01/42	2,730	2,644,742
City of Philadelphia Pennsylvania, RB, Ninth Series, 5.25%, 8/01/40	1,000	1,016,520
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	2,680	2,843,614
East Hempfield Township IDA, Refunding RB, Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,200	2,983,008
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	858,630
Lehigh County General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,095	1,899,243
Pennsylvania Economic Development Financing Authority, RB, US Airways Group, Series A, 7.50%, 5/01/20	1,200	1,322,976
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/44	2,025	1,888,758
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 5.00%, 5/01/37	1,500	1,481,370
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,865	1,794,149
		21,305,079
Puerto Rico — 2.3%
Puerto Rico Electric Power Authority, RB:
Series A, 5.00%, 7/01/42	965	847,463
Series WW, 5.50%, 7/01/38	1,000	950,540
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series N, 5.00%, 7/01/32	3,520	3,091,370
Series U, 5.25%, 7/01/42	2,210	1,918,346
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	370	395,811
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.33%, 8/01/38 (c)	5,000	1,046,800
		8,250,330
Tennessee — 0.7%
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, 5.00%, 8/15/42	1,000	1,001,390
Tennessee Energy Acquisition Corp., RB, Series A, 5.25%, 9/01/26	1,250	1,316,875
		2,318,265
Texas — 13.8%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,407,054
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	750	58,118

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (continued)
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 5.59%, 1/01/28 (c)	$3,000	$1,348,140
CAB, 5.64%, 1/01/29 (c)	500	211,040
CAB, 5.77%, 1/01/30 (c)	1,330	520,030
CAB, 5.81%, 1/01/31 (c)	4,000	1,467,480
Senior Lien, 5.75%, 1/01/25	250	278,790
Senior Lien, 6.25%, 1/01/46	765	832,228
Senior Lien, Series A, 5.00%, 1/01/33	85	84,061
Senior Lien, Series A, 5.00%, 1/01/43	160	153,107
Sub-Lien, 5.00%, 1/01/33	300	287,730
Sub-Lien, 5.00%, 1/01/42	265	244,608
City of Houston Texas, RB, Special Facilities, AMT, Continental Airlines, Inc.:
Series A, 6.63%, 7/15/38	1,110	1,143,034
Series E, 6.75%, 7/01/21	630	630,302
Series E, 7.38%, 7/01/22	500	500,065
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	120	132,563
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	370	383,213
5.75%, 8/15/41	280	292,538
5.00%, 8/15/42	1,360	1,315,378
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A, 4.40%, 12/01/47	590	484,744
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (h)	355	398,953
Fort Bend County IDC, RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	1,705	1,497,280
Gulf Coast IDA, RB, Citgo Petroleum Project, AMT, 4.88%, 5/01/25	1,580	1,551,339
Harris County Cultural Education Facilities Finance Corp., Refunding MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	461,728
5.00%, 1/01/43	520	461,214
5.13%, 1/01/48	1,535	1,354,346
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	2,065	2,062,006
Harris County Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G, 6.11%, 11/15/41 (c)	350	63,501
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A:
6.50%, 5/15/31	1,000	1,148,560
6.88%, 5/15/41	205	239,657
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project:
5.25%, 11/01/40	2,145	2,114,219
AMT, 5.00%, 11/01/28	530	510,713
Matagorda County Navigation District No. 1 Texas, Refunding RB:
Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	290	321,816
Series B, AMT (AMBAC), 4.55%, 5/01/30	2,000	1,815,860
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,255	1,209,732
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 5.83%, 9/01/37 (c)	725	180,917
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	1,150	1,238,515
Municipal Bonds	Par (000)	Value
Texas (concluded)
Red River Health Facilities Development Corp., First MRB Project:
Eden Home, Inc., 7.25%, 12/15/42	$1,330	$1,341,957
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	533,940
Sam Rayburn Municipal Power Agency, Refunding RB, 5.00%, 10/01/21	500	565,030
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	360,548
Senior Living Center Project, 8.25%, 11/15/44	800	883,928
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/36	1,500	1,554,285
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Gas Supply, 5.00%, 12/15/29	1,360	1,363,019
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,320	2,712,242
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	2,003,627
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA):
5.00%, 2/15/28	680	681,972
5.00%, 2/15/36	2,000	1,978,500
Texas State Turnpike Authority, RB, CAB, (AMBAC) (c):
6.01%, 8/15/30	5,200	1,887,392
6.06%, 8/15/35	10,000	2,667,300
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	1,890	1,894,007
		48,832,326
US Virgin Islands — 0.6%
Virgin Islands Public Finance Authority, RB, Matching Fund Loan Notes, Series A, 5.00%, 10/01/32	2,025	2,094,640
Utah — 0.3%
Utah State Charter School Finance Authority, RB, Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,012,430
Vermont — 0.3%
Vermont EDA, Refunding RB, Wake Robin Corp. Project, 5.40%, 5/01/33	930	917,017
Virginia — 5.1%
Albemarle County IDA, Refunding RB, Westminster-Canterbury, 5.00%, 1/01/31	500	493,115
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	220	220,073
Fairfax County EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/37	2,040	2,064,317
Goodwin House, Inc., 5.13%, 10/01/42	1,185	1,200,500
Vinson Hall LLC, Series A, 5.00%, 12/01/42	970	872,350
Vinson Hall LLC, Series A, 5.00%, 12/01/47	1,265	1,124,281
Hanover County EDA, Refunding RB, Residential Care Facility, Covenant Woods, Series A, 5.00%, 7/01/47	1,015	895,880
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	210	209,057
Mosaic District Community Development Authority, Special Assessment Bonds, Series A:
6.63%, 3/01/26	515	565,006
6.88%, 3/01/36	450	492,984

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings LLC Project, 5.25%, 1/01/32	$420	$406,010
Elizabeth River Crossings LLC Project, 6.00%, 1/01/37	3,290	3,351,819
Elizabeth River Crossings LLC Project, 5.50%, 1/01/42	860	819,632
Express Lanes LLC, 5.00%, 7/01/34	5,300	4,848,970
Watkins Centre Community Development Authority, RB, 5.40%, 3/01/20	650	636,421
		18,200,415
Washington — 0.7%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	975,101
King County Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	563,857
Washington Health Care Facilities Authority, RB, Kadlec Regional Medical Center, 5.00%, 12/01/42	1,000	924,730
		2,463,688
West Virginia — 0.5%
City of Princeton West Virginia, Refunding RB, Princeton Community Hospital Project, 5.00%, 5/01/27	1,575	1,611,446
Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	1,500	1,412,565
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	75	82,355
7.63%, 9/15/39	145	159,854
		1,654,774
Total Municipal Bonds — 89.4%		316,178,378

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 0.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	480	524,721
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	1,680	1,745,259
		2,269,980
Colorado — 1.6%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,595	5,669,358
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (j)	940	1,063,734
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	$3,500	$3,688,548
Illinois — 4.3%
City of Chicago Illinois, GARB, Third Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	3,495	3,623,406
City of Chicago Illinois, Refunding RB, Second Lien, 5.00%, 11/01/42	8,616	8,974,724
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,685,170
		15,283,300
Michigan — 0.7%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A (j):
5.00%, 7/01/32	963	928,166
5.25%, 7/01/39	1,662	1,609,132
		2,537,298
New York — 9.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (j)	1,720	1,886,041
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series CC, 5.00%, 6/15/47	11,040	11,615,074
Series EE, 5.50%, 6/15/43	3,795	4,141,256
Series HH, 5.00%, 6/15/31 (j)	3,015	3,256,838
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,725	8,184,516
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	2,787,775
		31,871,500
Ohio — 1.3%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,200	2,289,188
State of Ohio, Refunding RB, Cleveland Clinic Health System, Series A, 5.50%, 1/01/39	2,010	2,227,514
		4,516,702
South Carolina — 0.4%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	1,419	1,482,044
Virginia — 0.7%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,563,224
Washington — 0.9%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,176,412
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39 (j)	2,180	2,264,821
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.6%		76,386,921
Total Long-Term Investments (Cost — $395,247,204) — 111.0%		392,565,299

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	2,816,084	$2,816,084
Total Short-Term Securities (Cost — $2,816,084) — 0.8%		2,816,084
Value
Total Investments (Cost — $398,063,288) — 111.8%	$395,381,383
Other Assets Less Liabilities — 1.3%	4,811,097
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.1%)	(46,435,952)
Net Assets — 100.0%	$353,756,528

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
BC Ziegler & Co.	$1,030,334	$21

(h)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from January 1, 2015 to January 1, 2020 is $10,277,988.

(k)
Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at June 30, 2013	Income
FFI Institutional Tax-Exempt Fund	25,189,057	(22,372,973)	2,816,084	$2,882

(l)	Represents the current yield as of report date.
•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$392,565,299	—	$392,565,299
Short-Term Securities	$2,816,084	—	—	2,816,084
Total	$2,816,084	$392,565,299	—	$395,381,383
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, TOB trust certificates of $46,417,254 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	23

Schedule of Investments June 30, 2013	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$15,785	$17,988,270
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	15,945	17,734,029
Courtland IDB Alabama, RB, International Paper Co. Projects, Series A, 6.25%, 11/01/33	2,590	2,852,471
Courtland IDB Alabama, Refunding RB, AMT:
Champion International Corp. Project, 6.00%, 8/01/29	195	196,184
International Paper Co., Series B, 6.25%, 8/01/25	750	751,072
Prattville IDB Alabama, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,722,529
		43,244,555
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,344,420
6.00%, 9/01/32	5,250	6,053,723
		8,398,143
Arizona — 0.2%
Maricopa County & Phoenix IDA, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	565	581,967
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,100	2,637,263
Pinal County IDA Arizona, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	472,710
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	3,000	3,007,230
5.75%, 7/15/24	2,125	2,193,106
		8,892,276
California — 19.6%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, 6.25%, 8/01/39	9,000	10,089,990
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge (a):
Series A-1, 0.96%, 4/01/45	75,000	74,433,000
Series C-1, 0.96%, 4/01/45	36,000	35,727,840
California Health Facilities Financing Authority, RB:
Catholic Healthcare West, Series J, 5.63%, 7/01/32	10,000	10,308,600
Sutter Health, Series A, 5.25%, 11/15/46	13,000	13,163,670
Sutter Health, Series B, 6.00%, 8/15/42	21,340	24,449,665
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	5,100	5,300,532
Catholic Healthcare West, Series A, 6.00%, 7/01/39	11,905	13,657,892
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,645	11,488,723
California State Public Works Board, RB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	14,125	15,919,722
Sub-Series I-1, 6.13%, 11/01/29	10,000	11,653,800
Sub-Series I-1, 6.38%, 11/01/34	11,680	13,776,677
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	65,000	66,008,800
Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, RB (concluded):
Kaiser Permanente, Series B, 5.25%, 3/01/45	$2,000	$2,020,700
Sutter Health, Series A, 6.00%, 8/15/42	10,190	11,674,887
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	2,940	3,220,329
Series E, 5.50%, 7/01/31	1,920	2,044,877
Chula Vista Community Facilities District California, Special Tax Bonds, District No. 06-1, Eastlake-Woods, Improvement Area A, 6.15%, 9/01/26	3,215	3,219,533
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	5,850	6,705,328
City of Newport Beach California, RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	7,485	8,540,759
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,726,881
6.50%, 5/01/42	5,130	5,833,939
City of San Jose California, Refunding RB, AMT:
California Airport, Series A-1, 5.75%, 3/01/34	6,010	6,476,436
California Airport, Series A (AMBAC), 5.50%, 3/01/32	6,410	6,951,132
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,945	19,132,938
6.00%, 7/01/41	13,280	14,994,714
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	28,950,184
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	3,500	4,028,815
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/35	40,000	42,197,200
Los Angeles Department of Water & Power, Refunding RB, System, Series A, 5.25%, 7/01/39	40,000	43,242,000
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E:
6.00%, 9/01/34	4,590	5,276,067
6.00%, 9/01/39	9,450	10,841,607
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	10,000	10,714,000
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	11,755	12,990,803
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	10,000	10,772,200
Orange County Water District, COP:
Refunding, 5.00%, 8/15/39	15,000	15,929,700
Series B (NPFGC), 5.00%, 8/15/34	10,000	10,062,100
Pajaro Valley Unified School District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/43	23,410	24,350,146
Sacramento Municipal Utility District, RB, Smud Electric, Series A, 5.00%, 8/15/41	27,760	29,061,944
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/15 (b)	20,000	21,618,200
San Diego County Water Authority, Refunding RB, 5.00%, 5/01/31	10,200	11,171,244
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	24,300	28,249,236

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/21	$8,220	$9,295,916
5.75%, 5/01/23	17,000	19,159,510
San Joaquin County Transportation Authority, Limited Tax Measure K, Series A:
6.00%, 3/01/36	12,830	14,638,004
5.50%, 3/01/41	26,390	28,982,290
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,363,000
State of California, GO, Various Purpose:
6.50%, 4/01/33	38,500	46,115,685
6.00%, 4/01/38	34,485	39,661,198
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	22,055,410
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,664,296
University of California, Refunding RB, Series AF, 5.00%, 5/15/39	37,160	39,790,556
		940,702,675
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,315	4,944,817
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (b)	7,700	8,317,925
		13,262,742
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	15,500	16,627,935
District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	23,392,703
District of Columbia Water & Sewer Authority, Refunding RB, Series A:
6.00%, 10/01/35	12,630	14,295,644
5.50%, 10/01/39	6,475	7,157,336
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/43 (c)	4,000	4,076,680
		48,922,363
Florida — 4.7%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36 (d)(e)	1,720	1,247,740
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,260,050
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	9,300	10,782,420
Series B-1, 5.75%, 7/01/33	2,400	2,676,432
Series B-1, 6.00%, 7/01/38	30,000	33,799,800
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, Series A, AMT (AGC), 5.50%, 10/01/26	7,000	7,667,030
Miami International Airport, Series A, AMT (AGC), 5.50%, 10/01/27	5,495	6,068,293
Transit System Sales Surtax, 5.00%, 7/01/42	8,000	8,251,680
Water & Sewer Systems, Series C, 6.00%, 10/01/23	25,000	29,425,250
County of St. John’s Florida, Refunding RB, Water & Sewer System, Series A, 5.00%, 6/01/42	10,475	11,062,857
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (d)(e)	6,850	3,567,206
Municipal Bonds	Par (000)	Value
Florida (concluded)
Florida Housing Finance Corp., Refunding RB, AMT, Homeowner Mortgage, Series 1 (Ginnie Mae), 6.00%, 7/01/39	$2,095	$2,162,082
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,000	10,842,100
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	937,403
Highland Meadows Community Development District, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	1,090	426,953
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,706,813
Hillsborough County IDA, RB, National Gypsum Co. AMT:
Series A, 7.13%, 4/01/30	6,000	6,003,780
Series B, 7.13%, 4/01/30	7,750	7,751,085
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	11,225	11,579,934
Sub-Series A, 5.63%, 10/01/32	10,525	11,632,967
Sub-Series A, 5.50%, 10/01/39	10,000	10,255,700
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	6,000	7,136,160
State of Florida, GO, Board of Education, Series A:
5.38%, 6/01/33	4,000	4,478,760
5.50%, 6/01/38	4,790	5,381,230
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,516,057
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	160	103,131
Tampa Bay Water, RB, Utility System, 5.00%, 10/01/38	12,445	13,342,160
Watergrass Community Development District, Special Assessment Bonds, Series B:
5.13%, 11/01/14	1,000	830,030
6.96%, 11/01/17	905	842,320
		226,737,423
Georgia — 2.0%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	30,000	34,318,200
DeKalb County Hospital Authority Georgia, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,113,520
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.00%, 2/15/22	2,250	2,251,148
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,714,800
Series EE (AMBAC), 7.00%, 1/01/25	20,000	26,787,200
Private Colleges & Universities Authority, Refunding RB, Emory University, Series A, 5.00%, 9/01/41	10,000	10,619,200
Richmond County Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	3,992,357
Rockdale County Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,077,000
		96,873,425

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	25

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois — 8.3%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	$1,000	$863,720
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	39,205	41,225,626
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	15,000	16,590,750
City of Chicago Illinois, GARB, O’Hare International Airport General Third Lien:
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,690	18,060,605
Series B-2, AMT (Syncora), 6.00%, 1/01/29	70,000	71,397,900
Series C, 6.50%, 1/01/41	24,325	29,937,021
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,286,200
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	7,020	8,113,997
Carle Foundation, Series A, 6.00%, 8/15/41	6,450	7,139,311
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	3,675	3,979,033
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	870	846,928
DePaul University, Series A, 6.13%, 10/01/40	11,685	12,998,861
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	5,280	6,335,366
Rush University Medical Center, Series C, 6.38%, 11/01/29	2,860	3,300,640
University of Chicago, Series B, 6.25%, 7/01/38	25,000	29,157,000
Illinois Finance Authority, Refunding RB:
Ascension Health Alliance, Series A, 5.00%, 11/15/42	28,480	28,672,240
Central Dupage Health, Series B, 5.50%, 11/01/39	4,205	4,562,635
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	29,725	33,774,437
Northwestern Memorial Hospital, Series B, 6.00%, 8/15/14 (b)	1,200	1,276,788
OSF Healthcare System, Series A, 7.00%, 11/17/14 (b)	3,335	3,640,619
OSF Healthcare System, Series A, 7.13%, 11/17/14 (b)	1,970	2,153,939
OSF Healthcare System, Series A, 6.00%, 5/15/39	10,615	11,514,940
Roosevelt University Project, 6.50%, 4/01/39	8,000	8,596,160
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	6,900	8,279,172
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/50	15,000	15,842,100
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	15,403,738
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,008,400
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,335	1,281,480
		398,239,606
Indiana — 2.1%
Indiana Finance Authority, RB, Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	4,000	4,216,040
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	$11,000	$12,128,490
Improvement, U.S. Steel Corp., 6.00%, 12/01/26	13,115	13,419,530
Parkview Health System, Series A, 5.75%, 5/01/31	1,570	1,704,110
Trinity Health, Series A, 5.63%, 12/01/38	12,000	12,863,040
Indiana Municipal Power Agency, RB, Series B:
5.75%, 1/01/34	700	713,643
6.00%, 1/01/39	17,620	19,988,833
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/38	21,900	23,353,503
5.75%, 1/01/38	12,800	13,760,128
		102,147,317
Iowa — 1.1%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,600	5,915,504
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Company Project, 5.50%, 12/01/22	20,000	20,138,800
Iowa Student Loan Liquidity Corp., RB, AMT, Senior Series A-2:
5.40%, 12/01/24	13,580	14,793,237
5.50%, 12/01/25	9,035	9,823,123
		50,670,664
Kansas — 0.0%
Sedgwick & Shawnee Counties Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	375	396,188
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	21,200	23,382,752
Kentucky State Property & Building Commission, Refunding RB, 5.50%, 11/01/28	2,650	2,972,558
		26,355,310
Louisiana — 2.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	7,080	7,575,529
Series A, 6.50%, 8/01/29	11,195	12,362,303
Series A-1, 6.50%, 11/01/35	17,185	18,641,601
New Orleans Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,560,827
State of Louisiana Gasoline & Fuels Tax, Refunding RB, Second Lien, Series B (a):
0.61%, 5/01/43	32,000	32,013,760
0.69%, 5/01/43	22,500	22,402,575
		94,556,595
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,707,920
6.95%, 7/01/41	2,205	2,515,552
		17,223,472
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	3,980	4,704,201

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	$6,000	$6,414,360
		11,118,561
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,537,621
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	10,000	9,137,700
Harvard University, Series B-1, 5.00%, 10/15/40	20,000	21,727,200
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	4,585	5,089,258
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series A, 5.00%, 5/15/43 (c)	5,625	5,962,219
Massachusetts Water Resources Authority, RB, General, Series B, 5.00%, 8/01/36	6,000	6,484,260
		49,938,258
Michigan — 1.5%
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	6,485	7,099,454
Michigan State Building Authority, Refunding RB, Facilities Program, Series I:
6.00%, 10/15/38	12,255	13,983,690
6.25%, 10/15/38	7,500	8,648,850
Michigan State HDA, RB, Series C. AMT, 5.50%, 12/01/28	1,535	1,614,221
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	4,285	4,482,239
Michigan Strategic Fund, Refunding RB, Series A, AMT, 5.50%, 6/01/30	7,345	7,356,605
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.25%, 9/01/39	18,130	22,156,492
Series W, 6.00%, 8/01/39	5,095	5,483,952
		70,825,503
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/32	5,940	6,918,615
Series B (AGC), 6.50%, 11/15/38	17,545	20,427,644
Ramsey County Housing & Redevelopment Authority Minnesota, RB, Hanover Townhouses Project, AMT, 6.00%, 7/01/31	1,110	1,111,354
		28,457,613
Mississippi — 0.0%
County of Warren Mississippi, Refunding RB, International Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	1,702,720
Missouri — 0.0%
City of Fenton Missouri, Tax Allocation Bonds, Refunding, Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	1,027,660
City of Saint Louis Missouri, RB, Lambert-St. Louis International, Series A-1, 6.25%, 7/01/29	1,175	1,316,952
		2,344,612
Nevada — 2.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	12,925	14,234,949
Municipal Bonds	Par (000)	Value
Nevada (concluded)
City of Reno Nevada, Special Assessment Bonds, Somerset Parkway, 6.63%, 12/01/22	$1,485	$1,495,276
Clark County Water Reclamation District, GO, Series B:
5.75%, 7/01/34	3,125	3,633,438
5.75%, 7/01/38	32,685	37,807,066
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	51,700	56,807,960
		113,978,689
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock Obligated Group Issue, 5.00%, 8/01/40	1,790	1,828,485
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,500	16,898,255
		18,726,740
New Jersey — 6.2%
Cape May County Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,256,750
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	8,310	9,268,309
Monmouth County Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	3,600	4,127,688
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	27,363,635
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,270	8,880,574
School Facilities Construction, Series NN, 5.00%, 3/01/30	10,255	10,851,021
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (b):
7.13%, 6/01/19	2,870	3,730,397
7.50%, 6/01/19	9,200	12,151,268
New Jersey Health Care Facilities Financing Authority, Refunding RB, AHS Hospital Corp., 6.00%, 7/01/41	28,385	32,096,906
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	950	1,021,887
5.75%, 12/01/27	500	537,295
5.75%, 12/01/28	450	481,572
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA:
6.38%, 10/01/28	1,240	1,338,555
6.50%, 10/01/38	1,850	1,909,182
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/30	10,000	10,587,200
New Jersey State Turnpike Authority, Refunding RB (a):
Series D, 0.59%, 1/01/22	17,000	17,011,220
Series D, 0.68%, 1/01/23	17,000	17,015,640
Series D, 0.74%, 1/01/24	15,000	15,039,750
Series E, 0.59%, 1/01/22	12,000	12,006,840
Series E, 0.68%, 1/01/23	10,000	10,009,200
Series E, 0.74%, 1/01/24	10,000	10,026,500
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.13%, 6/15/28	5,000	5,380,300
Series A, 5.13%, 6/15/29	12,875	13,745,736
Series A, 5.88%, 12/15/38	4,255	4,814,958
See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	27

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (concluded):
Series AA, 5.00%, 6/15/38	$37,500	$38,869,875
Series B, 5.25%, 6/15/36	19,600	20,816,964
		295,339,222
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 2/01/27	250	294,240
New Mexico Mortgage Finance Authority, RB, S/F Mortgage Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	1,000	1,061,210
		1,355,450
New York — 5.4%
City of New York New York, GO, Series E-1, 6.25%, 10/15/28	10,100	11,892,447
Long Island Power Authority, Refunding RB, Series A, 6.00%, 5/01/33	49,450	56,610,855
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/33 (c)	15,000	15,585,150
Series C, 6.50%, 11/15/28	21,870	25,810,099
Series D, 5.25%, 11/15/41	13,925	14,508,458
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	4,300	4,746,899
6.88%, 11/01/38	7,785	8,583,741
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	17,250	19,781,610
New York State Dormitory Authority, RB, Columbia University, 5.00%, 10/01/41	39,000	41,818,920
New York State Thruway Authority, Refunding RB, Series G (AGM), 5.00%, 1/01/32	10,000	10,549,300
New York State Urban Development Corp., RB, Series A-1 (NPFCG), 5.25%, 3/15/14 (b)	10,050	10,407,378
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	4,695	5,171,777
Sales Tax Asset Receivable Corp., Refunding RB, Series A, (AMBAC):
5.25%, 10/15/27	13,935	14,604,437
5.00%, 10/15/32	13,000	13,563,290
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	5,715	6,380,112
		260,014,473
North Carolina — 0.2%
Columbus County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,304,020
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	4,230	4,569,584
North Carolina Medical Care Commission, RB, First Mortgage, Givens Estates Project, Series A, 6.50%, 7/01/13 (b)	2,500	2,526,275
		10,399,879
Ohio — 1.0%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	554,620
6.50%, 11/15/37	12,090	13,907,611
6.00%, 11/15/41	400	442,952
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	10,000	11,184,100
Ohio State University, RB, General Receipts Special Purpose, Series A, 5.00%, 6/01/38	16,475	17,547,687
Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	$4,480	$4,965,587
		48,602,557
Oklahoma — 0.0%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	2,000	1,927,760
Oregon — 0.0%
City of Portland Oregon, M/F HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	425	425,825
Pennsylvania — 1.6%
Allegheny County IDA, Refunding RB, US Steel Corp. Project:
Environmental Improvement, 6.75%, 11/01/24	5,785	6,305,939
Environmental Improvement, 6.75%, 12/01/27	5,000	5,374,800
6.88%, 5/01/30	5,000	5,433,000
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (b)(f)	3,515	4,250,654
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/39	10,575	11,220,604
6.50%, 1/01/39	2,245	2,260,670
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	12,530	13,450,328
6.00%, 6/01/36	2,970	3,161,209
Delaware County IDA Pennsylvania, Refunding RB, Resource Recovery Facility, Series A, 6.10%, 7/01/13	1,845	1,845,886
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,206,528
Pennsylvania Economic Development Financing Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	12,000	13,705,440
American Water Co. Project, 6.20%, 4/01/39	3,475	3,849,431
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	950	1,069,681
Philadelphia IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,126
		74,400,296
Puerto Rico — 1.0%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/25	4,000	4,016,000
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	24,100	25,625,530
6.50%, 8/01/44	15,075	16,126,632
		45,768,162
South Carolina — 0.2%
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	3,000	3,032,460
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Series A (AGM):
6.25%, 8/01/34	1,245	1,389,557
6.50%, 8/01/39	2,785	3,149,055

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
South Carolina (concluded)
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	$2,390	$2,629,550
		10,200,622
Tennessee — 1.3%
Metropolitan Government of Nashville & Davidson County Tennesee, Refunding RB, Water and Sewer, 5.00%, 7/01/40	33,240	35,450,460
Rutherford County Health & Educational Facilities Board, RB, Ascension Health Alliance, Series C, 5.00%, 11/15/47	23,740	24,694,348
		60,144,808
Texas — 7.7%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	32,350	37,225,145
City Public Service Board of San Antonio Texas, RB, Electric and Gas Systems, Junior Lien, 5.00%, 2/01/43 (c)	19,775	20,689,198
Clear Creek ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	20,000	21,646,800
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.00%, 12/01/42	10,000	10,689,300
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 6/01/42	4,025	4,031,158
Harris County Flood Control District, GO, Refunding, Series A, 5.00%, 10/01/31	17,275	18,697,942
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	9,775	10,847,415
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,469,792
North Texas Tollway Authority, Refunding RB:
First Tier System, 6.00%, 1/01/34	11,490	12,455,964
First Tier System (NPFGC), 5.75%, 1/01/40	9,870	10,892,631
First Tier System (NPFGC), 5.75%, 1/01/40	7,720	8,492,695
First Tier System, K-2 (AGC), 6.00%, 1/01/38	2,245	2,461,508
First Tier System, Series A (NPFGC), 6.00%, 1/01/28	1,000	1,120,010
Second Tier System, Series F, 6.13%, 1/01/31	25,615	27,586,587
Pasadena Independent School District, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/43	10,000	10,742,600
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	4,000	4,004,200
State of Texas, GO, Transportation Commission, Highway Improvement, 5.00%, 4/01/42	40,845	43,555,474
State of Texas, GO, Refunding, Water Financial Assistance, 5.75%, 8/01/22	3,445	3,459,951
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	50,000	54,433,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	2,200	2,297,042
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	25,520	29,834,666
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	26,484,730
		367,117,808
Municipal Bonds	Par (000)	Value
Utah — 2.1%
City of Salt Lake City Utah, Refunding RB, IHC Hospital, Inc., Series A, 8.13%, 5/15/15 (b)(f)	$20	$21,669
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	57,565	59,802,552
Utah Transit Authority, Refunding RB, 5.00%, 6/15/42	39,970	41,669,924
		101,494,145
Virginia — 1.8%
City of Richmond Virginia, Refunding RB, Public Utility, Series A:
5.00%, 1/15/38	10,000	10,762,200
5.00%, 1/15/43	10,000	10,688,600
Virginia HDA, RB, Rental Housing, Series A, 5.25%, 5/01/41	2,865	2,999,741
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	28,085	28,612,717
Winchester IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/37	31,970	34,547,741
		87,610,999
Washington — 1.9%
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A (NPFGC), 5.00%, 3/01/35	7,000	7,317,730
Seattle Housing Authority Washington, RB:
Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,506,625
Replacement Housing Projects, 6.13%, 12/01/32	4,150	4,149,460
State of Washington, GO, Series D, 5.00%, 1/01/33	17,350	18,933,014
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	20,000	21,328,800
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,000	2,170,620
Seattle Children’s Hospital, Series A, 5.00%, 10/01/40	2,215	2,241,713
Swedish Health Services, Series A, 6.75%, 5/15/21 (b)	17,500	23,154,950
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	11,519,600
		93,322,512
Wisconsin — 2.2%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFCG), 6.90%, 8/01/21	7,000	8,802,360
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Alliance, Series D, 5.00%, 11/15/41	45,000	46,395,900
SynergyHealth, Inc., 6.00%, 8/01/13 (b)	4,490	4,512,809
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc., Series A, 5.00%, 4/01/42	44,010	44,168,436
Wisconsin Housing & EDA, RB, Series C, AMT, 6.00%, 9/01/36	15	15,098
		103,894,603
Total Municipal Bonds — 82.3%		3,952,362,506

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	29

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Arizona — 4.3%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	$30,000	$31,785,300
Salt River Project Agricultural Improvement & Power District, RB, Series A:
5.00%, 1/01/37	98,935	103,999,074
5.00%, 1/01/38	54,016	57,419,019
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	13,700	14,462,542
		207,665,935
Arkansas — 0.5%
University of Arkansas, RB, Various Facilities, UAMS Campus (NPFGC), 5.00%, 3/01/36	21,290	22,052,608
California — 4.6%
Anaheim Public Financing Authority, RB, Distribution System, Second Lien (BHAC), 5.00%, 10/01/34	10,995	11,065,890
County of Orange California, ARB, Series B, 5.25%, 7/01/34	13,045	14,216,168
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	28,883,250
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 1/01/39	10,000	10,690,800
(AGM), 5.00%, 7/01/30	6,827	7,279,738
Metropolitan Water District of Southern California, Refunding RB:
Series B, 5.00%, 7/01/35	13,168	14,042,162
Series C, 5.00%, 7/01/35	13,375	14,380,904
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	18,000	19,767,780
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,500	4,768,560
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	16,644,450
San Francisco City & County Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	24,048,110
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	10,055	10,885,532
University of California, RB, Series O, 5.25%, 5/15/39	20,695	22,518,557
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	20,651	21,785,554
		220,977,455
Colorado — 0.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34 (h)	1,580	1,749,415
Florida — 3.6%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	10,000	10,357,100
Florida State Turnpike Authority, RB, Department of Transportation, Series B, 5.00%, 7/01/40	35,720	37,574,940
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	6,300	6,963,485
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	2,120,740
State of Florida, GO, Board of Education:
Capital Outlay, Series E, 5.00%, 6/01/37	39,730	43,931,447
Series C, 5.00%, 6/01/37	65,545	71,121,324
		172,069,036
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 0.5%
City of Chicago Illinois Water, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	$5,000	$5,241,250
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	15,600	16,890,588
		22,131,838
Indiana — 2.1%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	31,460	32,206,860
Indianapolis Local Public Improvement Bond Bank, Refunding RB:
PILOT, Infrastructure Project, Series F (AGM) 5.00%, 1/01/40	7,000	7,501,130
PILOT, Infrastructure Project, Series F (AGM), 5.00%, 1/01/35	23,550	25,518,780
Waterworks Project, Series A (AGC), 5.50%, 1/01/38	34,125	36,389,867
		101,616,637
Louisiana — 0.3%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	11,950	12,823,186
Massachusetts — 1.0%
Massachusetts School Building Authority, RB:
Senior Series B, 5.00%, 10/15/41	20,000	21,110,000
Series A (AGM), 5.00%, 8/15/15 (b)	1,930	1,994,687
Series A (AGM), 5.00%, 8/15/30	13,070	13,511,713
Series A (AMBAC), 5.00%, 8/15/37	10,000	10,353,700
		46,970,100
Nebraska — 0.2%
Omaha Public Power District, RB, Series A, 5.00%, 2/01/43	10,000	10,411,000
New York — 0.0%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,010	2,304,988
Ohio — 0.5%
County of Hamilton Ohio, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	20,940,600
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,000	1,075,030
		22,015,630
Texas — 2.9%
City of Houston Texas, Refunding RB, Combined First Lien:
Series A (AGC), 5.38%, 11/15/38	26,160	28,571,167
Series A (NPFGC), 5.13%, 5/15/28	20,000	20,584,000
City of San Antonio Texas, Refunding RB, Electric and Gas Revenue:
5.00%, 2/01/17 (b)	220	238,851
5.00%, 2/01/32	28,990	31,474,008
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	10,000	10,841,500
Dallas Area Rapid Transit, Refunding RB, Senior Lien (AMBAC), 5.00%, 12/01/36	27,860	29,241,511
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,436,530
Harris County Flood Control District, Refunding RB, Contract Tax, Series A, 5.00%, 10/01/39	10,000	10,637,100
		141,024,667
Utah — 0.7%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	30,000	31,166,100

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Washington — 0.5%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	$8,500	$8,982,375
5.00%, 11/01/36	15,715	16,701,109
		25,683,484
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.7%		1,040,662,079

Investment Companies — 0.1%	Shares
iShares S&P National Municipal Bond Fund (i)	46,296	4,862,932

US Government Sponsored Agency Securities — 0.0%	Par (000)
Mortgage-Backes Securities — 0.0%
Ginne Mae MBS Certificates, 6.00%, 11/15/31	— (j)	194
Total Long-Term Investments (Cost — $4,802,148,452) — 104.1%		4,997,887,711

Short-Term Securities	Par (000)	Value
Florida — 2.3%
Broward County Florida School Board, COP, VRDN, Series D (JPMorgan Chase Bank SBPA), 0.50%, 7/18/13 (k)	$111,975	$111,975,000
Massachusetts — 0.3%
Massachusetts Development Finance Agency, Refunding RB, VRDN, Boston University, Issue Series U-6E, 0.61%, 7/18/13 (k)	15,000	15,000,000
Tennessee — 1.4%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, VRDN Methodist Le Bonheur Healthcare (k):
Series A, 0.22%, 7/18/13	14,600	14,600,000
Series B, 0.22%, 7/18/13	50,000	50,000,000
		64,600,000
	Shares
Money Market Funds — 2.3%
FFI Institutional Tax-Exempt Fund, 0.03% (i)(l)	109,118,875	109,118,875
Total Short-Term Securities (Cost — $300,693,875) — 6.3%		300,693,875
Total Investments (Cost — $5,102,842,327) — 110.4%		5,298,581,586
Liabilities in Excess of Other Assets — (0.2%)		(10,420,714)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.2%)		(489,696,281)
Net Assets — 100.0%		$4,798,464,591
Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Bank of America NA	$5,962,219	$(84,206)
J.P. Morgan Securities LLC	$15,585,150	$252,300
Siebert Branford Shank & Co.	$4,076,680	—
Citigroup Global Markets, Inc.	$20,689,198	—

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Security is collateralized by municipal or US Treasury obligations.
(g)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire July 1, 2017 is $834,226.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at June 30, 2013	Value at June 30, 2013	Income
FFI Institutional Tax-Exempt Fund	444,234,095	(335,115,220)	109,118,875	$109,118,875	$56,747
iShares S&P National Municipal Bond Fund	—	46,296	46,296	4,862,932	—

(j)	Amount is less than $500.
(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	31

Schedule of Investments (concluded)	BlackRock National Municipal Fund

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,862,932	$4,993,024,779	—	$4,997,887,711
Short-Term Securities	109,118,875	191,575,000	—	300,693,875
Total	$113,981,807	$5,184,599,779	—	$5,298,581,586
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(5,595,562)	—	$(5,595,562)
TOB trust certificates	—	(489,431,644)	—	(489,431,644)
Total	—	$(495,027,206)	—	$(495,027,206)

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments June 30, 2013	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.0%
Alabama 21st Century Authority, RB, Series A, 4.00%, 6/01/15	$2,000	$2,111,240
Alabama Federal Aid Highway Finance Authority, RB, Grant Appreciation, 5.00%, 9/01/16	5,130	5,752,423
		7,863,663
Alaska — 0.3%
Alaska Student Loan Corp., RB, Senior Series A, 5.00%, 6/01/16	2,000	2,150,320
Arizona — 0.8%
Phoenix Civic Improvement Corp, Refunding RB:
Junior Lien Water System, 4.00%, 7/01/14	5,000	5,187,150
Transit Excise Tax, Light Rail Project, 5.00%, 7/01/16 (a)	1,000	1,115,890
		6,303,040
California — 12.9%
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series A-1, Mandatory Put Bonds, 1.88%, 4/01/25 (b)	5,000	4,987,500
California Pollution Control Financing Authority, Refunding RB, USA Waste Services, Inc. Project, Series A, Mandatory Put Bonds, AMT, 2.63%, 6/01/18 (b)	3,000	3,019,320
California State Department of Water Resources, Refunding RB, Series M, 5.00%, 5/01/14	35,000	36,393,700
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/14	1,000	1,034,440
City of Long Beach California, Refunding RB, Series B, AMT (NPFGC), 5.50%, 5/15/14	5,215	5,446,285
East Bay Municipal Utility District, Refunding RB, Wastewater System, 0.37%, 6/01/38 (b)	1,500	1,500,105
Los Angeles Unified School District, GO, Refunding, Series A-1, 5.00%, 7/01/15	6,000	6,530,040
State of California, GO:
Economic Recovery Bonds, Series A (NPFGC), 5.00%, 7/01/15	3,805	3,972,877
Various Purpose, 5.00%, 10/01/14	2,565	2,715,617
Various Purpose, 5.00%, 9/01/16	1,380	1,547,284
Various Purpose, 5.00%, 2/01/17	10,000	11,324,800
State of California, GO, Refunding, Various Purpose:
5.00%, 4/01/15	10,360	11,148,499
5.00%, 4/01/16	10,000	11,072,500
5.00%, 9/01/16	3,000	3,363,660
		104,056,627
Connecticut — 4.7%
Connecticut Municipal Electric Energy Cooperative, Refunding RB, Series A (AGC), 5.00%, 1/01/14 (c)	2,115	2,165,231
Connecticut Resources Recovery Authority, Refunding RB, Covanta Southeastern Connecticut Co. Project, Series A, AMT, 4.00%, 11/15/15	2,635	2,821,690
Connecticut State Development Authority, RB, Connecticut Light & Power Co., Series A, Mandatory Put Bonds, AMT, 1.55%, 5/01/31 (b)	7,200	7,229,304
Connecticut State Development Authority, Refunding RB, Pollution Control, Series B, Mandatory Put Bonds, 1.25%, 9/01/28 (b)	10,000	10,016,700
State of Connecticut, GO, Economic Recovery, Series A, 5.00%, 1/01/14	7,280	7,457,486
Municipal Bonds	Par (000)	Value
Connecticut (concluded)
State of Connecticut, RB, Special Tax Bonds, Transportation Infrastructure Series A:
5.00%, 11/01/13	$5,000	$5,082,450
5.00%, 11/01/14	2,700	2,872,395
		37,645,256
Delaware — 2.5%
Delaware Transportation Authority, Refunding RB, Senior, 5.00%, 7/01/15	1,945	2,117,638
State of Delaware, GO, Refunding, Series C, 5.00%, 10/01/13	7,700	7,795,788
University of Delaware, RB, Series C, 0.70%, 11/01/37 (b)	10,000	9,866,100
		19,779,526
District of Columbia — 0.6%
Metropolitan Washington Airports Authority, RB, Series A, AMT (NPFGC), 5.25%, 10/01/13	5,000	5,061,850
Florida — 6.1%
Broward County Florida Airport System, ARB, Series Q-1, 5.00%, 10/01/15	1,000	1,091,320
Citizens Property Insurance Corp., RB, Senior Secured Series A-1:
Coastal Account, 5.00%, 6/01/15	7,745	8,326,959
Personal Lines & Commercial Lines Account, 5.00%, 6/01/16	10,000	11,019,800
City of Jacksonville Florida, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,436,582
County of Miami-Dade Florida, Refunding RB, Aviation, Series A, AMT:
4.00%, 10/01/15	2,750	2,926,413
5.00%, 10/01/16	1,750	1,945,195
Florida State Board of Education, GO, Refunding, Series A, 5.00%, 1/01/15	7,395	7,896,751
Florida State Department of Environmental Protection, Refunding RB, Series A:
Everglades Restoration (AGC), 5.00%, 7/01/16	1,205	1,342,370
Florida Forever, 5.00%, 7/01/14	5,000	5,231,750
Greater Orlando Aviation Authority, Refunding RB, Airport Facilities, Series A, AMT (AGM), 5.00%, 10/01/14	2,500	2,635,800
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series I, 5.00%, 11/15/16	1,035	1,165,089
State of Florida, GO, Refunding, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B, 5.00%, 7/01/16	3,375	3,783,713
		48,801,742
Hawaii — 1.3%
State of Hawaii, GO, Refunding, Series DG (AMBAC), 5.00%, 7/01/16	1,290	1,397,186
State of Hawaii, Refunding RB, AMT:
5.00%, 7/01/14	5,000	5,217,200
Series B, 5.00%, 7/01/13	4,000	4,001,480
		10,615,866
Idaho — 1.1%
Idaho Housing & Finance Association, RB, Unemployment Compensation, 5.00%, 8/15/14	8,585	9,031,077
Illinois — 1.5%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series A, AMT, 5.00%, 1/01/16	4,500	4,903,740

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	33

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB, University of Chicago, Series B, 5.00%, 7/01/13 (c)	$2,000	$2,000,780
Illinois Finance Authority, Refunding RB, Hospital Sisters Services, Inc., Series C:
3.00%, 8/15/14	1,340	1,375,336
5.00%, 8/15/15	1,000	1,084,500
State of Illinois, RB, Unemployment Insurance Fund, Building Receipts, Series A, 5.00%, 6/15/16	2,500	2,794,700
		12,159,056
Indiana — 1.2%
City of Whiting Indiana, RB, BP Products North America, Inc., Mandatory Put Bonds, 2.80%, 6/01/44 (b)	3,325	3,400,544
Indiana Finance Authority, RB:
Marquette Project, 5.00%, 3/01/16	1,425	1,498,687
Water Utilities, Citizens Energy Group Project, 3.00%, 10/01/14	5,000	5,150,650
		10,049,881
Iowa — 0.7%
Iowa Higher Education Loan Authority, RB, Private College Facility, 4.00%, 12/01/13	1,150	1,168,308
Iowa Student Loan Liquidity Corp., RB, Senior Series A-1, AMT, 3.10%, 12/01/14	4,525	4,646,632
		5,814,940
Louisiana — 2.6%
Parish of Morehouse Louisiana, Refunding RB, Pollution Control, International Paper Co. Project, Series A, 5.25%, 11/15/13	8,525	8,646,140
State of Louisiana, GO, Refunding, Series A (NPFGC), 5.00%, 8/01/14	12,000	12,621,840
		21,267,980
Maryland — 2.5%
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project:
4.00%, 3/01/14	3,170	3,246,936
AMT, 4.00%, 3/01/14	7,675	7,858,356
AMT, 5.00%, 3/01/16	8,315	9,110,828
		20,216,120
Massachusetts — 4.6%
City of Boston Massachusetts, GO, Refunding, Series B, 4.00%, 2/01/15	6,580	6,950,915
Commonwealth of Massachusetts, GO, Consolidated Loan, Series B, 5.00%, 8/01/15	2,500	2,730,750
Commonwealth of Massachusetts, GO Refunding, Series D (NPFGC), 6.00%, 11/01/13	5,000	5,098,650
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/16	1,625	1,805,911
Massachusetts State Department of Transportation, Refunding RB, Senior Series B, 5.00%, 1/01/14	12,155	12,441,129
University of Massachusetts Building Authority, RB, Senior Series 1, 5.00%, 11/01/13	7,555	7,677,995
		36,705,350
Michigan — 4.2%
Michigan Finance Authority, Refunding RB, Unemployment Obligation Assessment, Series A:
5.00%, 1/01/14	1,000	1,024,380
5.00%, 7/01/15	7,000	7,628,670
5.00%, 1/01/16	13,525	14,954,322
Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan Trunk Line, Refunding RB, Series B (AGM), 5.00%, 9/01/15	$7,825	$8,545,135
Utica Community Schools, GO, Refunding, School Building & Site (Q-SBLF), 3.00%, 5/01/14	1,380	1,407,765
		33,560,272
Minnesota — 0.8%
State of Minnesota, GO, Refunding, Various Purpose, Series D, 5.00%, 8/01/14	6,000	6,312,300
Nebraska — 0.5%
Nebraska Public Power District, RB, General, Series A, 5.00%, 1/01/16	1,000	1,100,940
Nebraska Public Power District, Refunding RB, General, Series B-1 (NPFGC), 5.00%, 1/01/14	3,000	3,072,360
		4,173,300
Nevada — 2.6%
Clark County Nevada, Refunding RB, Motor Vehicle Fuel Tax, 5.00%, 7/01/15	8,000	8,674,880
Clark County Nevada School District, GO, Limited Tax, Series A, 5.00%, 6/15/16	11,000	12,228,370
		20,903,250
New Hampshire — 0.2%
State of New Hampshire, RB, Federal Highway, Grant Anticipation, 5.00%, 9/01/16	1,250	1,403,475
New Jersey — 9.3%
County of Essex New Jersey, GO, Improvement, Series A, 5.00%, 8/01/13	2,290	2,299,801
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/15	13,880	15,019,409
New Jersey EDA, RB, School Facilities Construction Notes, Series G (SIFMA Index Notes), 0.63%, 2/01/15 (b)	3,000	3,009,510
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/14	4,000	4,159,960
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/14	7,250	7,515,640
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,091,760
Meridian Health System, 5.00%, 7/01/14	2,000	2,080,480
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing, Series 4, AMT, 0.90%, 5/01/15	9,500	9,492,020
New Jersey State Turnpike Authority, Refunding RB, Series C, 0.53%, 1/01/17 (b)	8,000	8,005,120
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.00%, 6/15/15	1,825	1,973,318
Transportation System, 5.75%, 6/15/16	6,275	7,112,462
State of New Jersey, GO, Tax-Exempt, Various Purposes, 5.00%, 6/01/16	12,075	13,471,594
		75,231,074
New York — 13.0%
City of New York, New York, GO, Refunding:
Series B, 5.00%, 8/01/13	10,850	10,897,414
Series B (NPFGC), 5.75%, 8/01/13	340	341,595
Series F, 5.00%, 8/01/15	6,000	6,543,240
Series G, 5.00%, 8/01/14	2,500	2,628,800
Series H, 5.00%, 8/01/14	2,330	2,450,042
Series I, 5.00%, 8/01/14	6,715	7,060,957
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/15	1,400	1,500,436
New York City Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series A, 5.00%, 11/01/15	5,455	6,019,865
Sub-Series A, 5.00%, 8/01/16	4,880	5,484,925

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Transitional Finance Authority, RB, Future Tax Secured (concluded):
Sub-Series E, 5.00%, 11/01/13	$2,000	$2,032,980
Sub-Series F-1, 5.00%, 5/01/15	2,000	2,165,680
Sub-Series I, 2.00%, 5/01/15	11,870	12,201,173
New York State Dormitory Authority, RB, Series A:
General Purpose, 5.00%, 3/15/15	5,560	5,987,397
NYU Hospital Center, 5.00%, 7/01/14	1,945	2,033,322
NYU Hospital Center, 5.00%, 7/01/15	1,500	1,623,690
New York State Dormitory Authority, Refunding RB, NYU Hospital Center, 5.00%, 7/01/16	1,000	1,112,260
New York State Housing Finance Agency, RB, Affordable Housing, Series F (SONYMA), 0.75%, 5/01/15	2,000	1,998,060
New York State Local Government Assistance Corp., Refunding RB, Sub-Lien, Series A, 5.00%, 4/01/15	7,000	7,557,200
New York State Thruway Authority, RB, General:
Second Highway and Bridge Trust Fund Bonds, Series B, 5.00%, 4/01/15	2,150	2,319,549
Series I, 5.00%, 1/01/16	500	550,995
Port Authority of New York & New Jersey, RB, Consolidated:
169th Series, AMT, 5.00%, 10/15/15	2,680	2,929,026
177th Series, 4.00%, 7/15/15	10,000	10,631,000
State of New York, GO, Refunding, Series C, 5.00%, 4/15/16	7,675	8,579,345
		104,648,951
North Carolina — 2.1%
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.00%, 5/01/16	1,770	1,865,792
North Carolina Medical Care Commission, Refunding RB, Healthcare Facilities Revenue, WakeMed, Series A, 4.00%, 10/01/15	730	777,669
North Carolina Municipal Power Agency No. 1, Refunding RB, Catawba Electric, Series A:
5.00%, 1/01/16	3,500	3,843,210
5.25%, 1/01/17	5,000	5,664,150
State of North Carolina, Refunding RB, Series B, 4.00%, 11/01/14	4,905	5,149,122
		17,299,943
Oklahoma — 1.0%
Oklahoma Turnpike Authority, Refunding RB, Second Senior, Series A, 5.00%, 1/01/15	7,875	8,401,916
Oregon — 0.6%
City of Portland Oregon, Refunding RB, Second Lien, Series A, 5.00%, 3/01/14	4,950	5,107,311
Pennsylvania — 6.2%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/15	2,550	2,742,219
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 6/01/15	7,980	8,663,009
Commonwealth of Pennsylvania, GO, Refunding, First Series (NPFGC), 5.00%, 2/01/15	7,605	7,801,513
Pennsylvania Economic Development Financing Authority, RB:
Series A, 5.00%, 7/01/15	10,000	10,896,000
Series A, 5.00%, 1/01/16	6,000	6,622,980
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc., Project:
2.75%, 9/01/13	4,250	4,257,140
Mandatory Put Bonds, 1.75%, 12/01/33 (b)	4,500	4,497,840
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/15	$2,500	$2,699,925
State Public School Building Authority, RB, School District of Philadelphia Project, 5.00%, 4/01/15	1,710	1,833,120
		50,013,746
South Carolina — 1.0%
South Carolina Transportation Infrastructure Bank, Refunding RB (AMBAC):
Series A, 5.00%, 10/01/15	5,440	5,956,038
Series B, 5.25%, 10/01/14	2,000	2,122,080
		8,078,118
Tennessee — 1.0%
Metropolitan Government of Nashville & Davidson County Tennessee, Refunding RB, (NPFGC), 5.00%, 1/01/14	8,110	8,306,424
Texas — 4.1%
City of El Paso Texas, Refunding RB, Series A, 4.00%, 3/01/14	2,000	2,050,320
City of Houston Texas, Refunding ARB, Subordinate Lien:
Series A, AMT, 5.00%, 7/01/14	4,000	4,173,760
Series B, 5.00%, 7/01/14	1,500	1,568,280
Comal ISD Texas, GO, Refunding Unlimited Tax, Series A, 4.00%, 2/01/16	1,500	1,621,980
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series B-1 (NPFGC), 5.00%, 8/15/14	1,295	1,363,156
Dallas ISD, GO, Refunding, 4.00%, 2/15/15	2,200	2,325,906
Gulf Coast Waste Disposal Authority, RB, Mandatory Put Bonds, BP Products North America, Inc. Project, 2.30%, 1/01/42 (b)	4,615	4,630,045
Harris County Cultural Education Facilities Finance Corp., RB:
Memorial Hermann Health System, Series A, 4.00%, 12/01/16	525	571,342
Methodist Hospital System, Series B, 5.25%, 12/01/14	2,600	2,765,256
Lower Colorado River Authority, Refunding RB:
5.00%, 5/15/14	4,935	5,137,039
5.00%, 5/15/14 (c)	15	15,621
5.00%, 5/15/14 (c)	50	52,042
5.00%, 5/15/16	2,490	2,767,560
Series A, 5.00%, 5/15/14	3,590	3,732,882
		32,775,189
Virginia — 3.8%
Chesterfield County, GO, Refunding, Series B, 5.00%, 1/01/15	2,810	3,003,300
Fairfax County IDA, GO, Public Improvement, Series D, 5.00%, 10/01/13	10,000	10,123,900
Virginia College Building Authority, RB, 21st Century College & Equipment,
Programs,Series A, 5.00%, 2/01/16	11,910	13,176,867
Virginia Public School Authority, RB, Series I, 5.00%, 4/15/15	3,970	4,289,823
		30,593,890
Washington — 1.9%
City of Seattle Washington, GO, Refunding, Limited Tax, Series B, 5.00%, 8/01/13	5,000	5,022,100
City of Seattle Washington, Refunding RB, Improvement, Series B, 5.00%, 2/01/14	10,000	10,282,900
		15,305,000

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	35

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 0.3%
State of Wisconsin, GO, Refunding, Series 1 (NPFGC), 5.00%, 5/01/16	$2,500	$2,680,275
Total Long-Term Investments (Cost — $780,421,619) — 97.0%		782,316,728

Short-Term Securities
Illinois — 2.0%
Regional Transit Authority, GO, Refunding, ERS, VRDN, Series B, 0.60%, 7/01/13 (d)	16,300	16,300,000

Short-Term Securities	Shares	Value
Money Market Funds — 0.4%
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	3,026,240	$3,026,240
Total Short-Term Securities (Cost — $19,326,240) — 2.4%		19,326,240
Total Investments (Cost — $799,747,859) — 99.4%		801,642,968
Other Assets Less Liabilities — 0.6%		4,900,860
Net Assets — 100.0%		$806,543,828

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
RBC Capital Markets LLC	$1,115,890	$1,760

(b)	Variable rate security. Rate shown is as of report date.
(c)	Security is collateralized by municipal or US Treasury obligations.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at June 30, 2013	Income
FFI Institutional Tax-Exempt Fund	1,302,407	1,723,833	3,026,240	$1,190

(f)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$782,316,728	—	$782,316,728
Short-Term Securities	$3,026,240	16,300,000	—	19,326,240
Total	$3,026,240	$798,616,728	—	$801,642,968
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, a bank overdraft of $1,262 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments June 30, 2013	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 84.7%
Corporate — 6.9%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$750	$764,085
Essex County Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	381,944
Jefferson County Industrial Development Agency, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	250	250,585
New York City Industrial Development Agency, RB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (a)	2,000	2,273,740
British Airways PLC Project, 5.25%, 12/01/32	1,000	944,140
New York City Industrial Development Agency, Refunding RB, AMT:
Senior Series A, 5.00%, 7/01/28	1,520	1,505,758
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	2,500	2,683,775
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	5,440	5,795,286
5.50%, 10/01/37	780	857,696
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,400	1,279,278
Suffolk County Industrial Development Agency, RB, Keyspan-Port Jefferson, AMT, 5.25%, 6/01/27	1,360	1,363,699
		18,099,986
County/City/Special District/School District — 20.7%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	661,844
City of New York, New York, GO, Refunding, Series J, 5.00%, 8/01/25	2,640	3,034,918
City of New York, New York, GO:
Series A-1, 5.00%, 8/01/35	400	423,432
Sub-Series A-1, 4.00%, 10/01/34	320	304,976
Sub-Series A-1, 5.00%, 10/01/34	600	641,694
Sub-Series G-1, 5.00%, 4/01/28	750	822,330
Sub-Series I-1, 5.38%, 4/01/36	2,650	2,996,911
City of Syracuse, New York, GO, Airport Terminal Security and Access Improvement Bonds, Series A, AMT (AGM), 4.75%, 11/01/31	500	503,740
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,970	6,030,237
5.75%, 2/15/47	100	109,663
(AGC), 5.00%, 2/15/47	1,000	1,014,420
(AGM), 5.00%, 2/15/47	1,050	1,065,141
(NPFGC), 4.50%, 2/15/47	3,815	3,708,104
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 5.72%, 3/01/42 (b)	5,000	991,450
CAB, Yankee Stadium Project, Series A (AGC), 5.76%, 3/01/45 (b)	1,500	248,760
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	775,180
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	2,600	2,347,150
Yankee Stadium (NPFGC), 4.75%, 3/01/46	2,000	1,947,800
New York City Transitional Finance Authority, BARB:
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	222,324
Series S-2 (NPFGC), 4.50%, 1/15/31	1,250	1,270,037
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	3,315	3,405,400
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	$860	$905,038
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,482,388
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	5,085	5,199,972
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,659,714
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	9,305	9,985,382
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,357,548
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A:
5.25%, 7/01/29	5	5,406
5.00%, 7/01/39	750	787,252
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	335	353,747
		54,261,958
Education — 13.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	309,868
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 5.50%, 4/01/43	450	457,092
South Bronx Charter School for International Cultures and the Arts Project, 5.00%, 4/15/43	1,000	873,080
Madison County Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	265	265,421
Madison County Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	400	396,788
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,018,460
New York City Industrial Development Agency, RB, Lycee Francais de New York Project, Series C, 6.80%, 6/01/28	2,500	2,530,000
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	535,325
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A:
4.75%, 12/01/39	1,550	1,603,707
5.00%, 12/01/39	1,325	1,390,958
New York State Dormitory Authority, RB:
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	572,585
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,115,087
Teachers College, 5.00%, 7/01/42	450	469,562
The New School (AGM), 5.50%, 7/01/43	1,000	1,065,720
University of Rochester, Series A, 5.13%, 7/01/14 (c)	1,500	1,568,445
University of Rochester, Series A, 5.33%, 7/01/39 (d)	1,000	1,013,950
University of Rochester, Series B, 5.00%, 7/01/39	550	573,771
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	491,549
New York University, Series A, 5.00%, 7/01/42	1,000	1,040,450
Rochester Institute of Technology, 5.00%, 7/01/34	750	796,350
Rochester Institute of Technology, 5.00%, 7/01/38	310	326,774
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,541,249
Rockefeller University, Series B, 4.00%, 7/01/38	500	479,375
Skidmore College, Series A, 5.25%, 7/01/29	135	146,659
St. John’s University, Series A, 5.00%, 7/01/27	450	493,384
Teachers College, 5.50%, 3/01/39	850	903,907
The Culinary Institute of America, 5.00%, 7/01/42	300	291,063

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	37

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB (concluded):
Third General Resolution, State University Educational Facilities Issue, Series E, 5.00%, 5/15/27	$1,000	$1,107,380
Third General Resolution, State University Educational Facilities, Series A, 5.00%, 5/15/29	2,000	2,173,100
Orange County Funding Corp., Refunding RB, Mount St. Mary College, Series A:
5.00%, 7/01/37	360	370,253
5.00%, 7/01/42	220	225,289
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	1,000	1,065,080
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	200	213,254
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	750	757,425
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	488,543
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	4,000	4,154,080
Yonkers Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,070,780
		34,895,763
Health — 16.2%
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	324,009
Erie County Industrial Development Agency, RB, Episcopal Church Home, Series A:
5.88%, 2/01/18	395	395,656
6.00%, 2/01/28	185	185,150
Genesee County Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	498,965
5.00%, 12/01/32	1,080	1,038,420
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,117,116
Nassau County Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series F-1 (ACA), 4.90%, 7/01/21	525	484,139
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 4.25%, 7/01/42	350	294,046
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,032,970
New York City Industrial Development Agency, RB:
PSCH, Inc. Project, 6.38%, 7/01/33	2,555	2,502,163
Special Needs Facilities Pooled Program, Series A-1, 6.50%, 7/01/17	715	715,307
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	1,765	1,765,759
New York City Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program (ACA):
Series A-1, 4.38%, 7/01/20	1,000	879,770
Series A-1, 4.50%, 7/01/30	210	158,699
Series C-1, 5.10%, 7/01/31	525	422,215
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 2/15/37	1,075	1,145,488
Healthcare, Series A, 5.00%, 3/15/38	250	261,085
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	777,180
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
Memorial Sloan-Kettering Cancer Center, 5.00%, 7/01/41	$1,000	$1,062,620
Mental Health Services (AGM), 5.00%, 2/15/22	1,000	1,130,560
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (c)	985	1,037,205
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	753,214
New York University Hospital Center, Series A, 5.75%, 7/01/31	1,055	1,154,054
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	547,522
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,675	1,773,322
North Shore-Long Island Jewish Health System, Series A, 5.75%, 5/01/37	1,725	1,862,120
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	500	465,805
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	340	349,768
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	298,790
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,741,275
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,500	1,543,290
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,000	1,065,600
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,578,350
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project:
4.50%, 7/01/32	3,225	2,769,243
5.00%, 7/01/42	540	474,228
Orange County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	782,259
Suffolk County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1:
6.50%, 7/01/17	115	115,049
(ACA), 4.90%, 7/01/21	330	294,641
Sullivan County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	330	305,498
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, Remarketing, 5.00%, 11/01/30	3,075	3,198,123
Series B, 6.00%, 11/01/30	375	417,240
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1 (ACA), 4.90%, 7/01/21	350	312,498
Westchester County Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	647,991
5.00%, 1/01/28	675	695,081
5.00%, 1/01/34	875	873,880
		42,247,363
Housing — 3.5%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,001,080
New York City Housing Development Corp., RB, Series C, AMT, 5.05%, 11/01/36	1,220	1,245,205

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
New York Mortgage Agency, Refunding RB, Series 133, AMT, 4.95%, 10/01/21	$395	$405,057
New York State HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	887,871
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,030,360
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	650,199
Watergate II, 4.75%, 2/15/34	580	581,473
Yonkers Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	593,722
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,653,596
		9,048,563
State — 6.0%
New York City Transitional Finance Authority, BARB Series S-1:
4.00%, 7/15/42	2,000	1,863,300
Fiscal 2008, 4.50%, 1/15/38	500	502,030
New York State Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	1,000	1,060,060
Series E, 5.00%, 2/15/29	1,715	1,879,691
New York State Dormitory Authority, Refunding RB, General Purpose, Series D, 5.00%, 2/15/33	750	802,552
New York State Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,076,480
New York State Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 3.50%, 3/15/28	1,750	1,712,445
New York State Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,685	1,953,741
University Facilities Grants, 5.50%, 1/01/19	3,500	4,085,620
State of New York, GO, Series A, 5.00%, 2/15/39	750	824,835
		15,760,754
Tobacco — 0.8%
New York Counties Tobacco Trust I, RB, Tobacco Pass-Thru, Series A:
6.50%, 6/01/35	750	716,295
6.63%, 6/01/42	490	482,224
Niagara County Tobacco Asset Securitization Corp., RB, Asset-Backed, 6.25%, 5/15/40	1,000	932,430
		2,130,949
Transportation — 11.7%
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/39	500	553,320
Series C, 6.50%, 11/15/28	1,760	2,077,082
Series H, 5.00%, 11/15/25	1,000	1,109,640
Series H, 5.00%, 11/15/42	1,500	1,539,465
Metropolitan Transportation Authority, Refunding RB:
Series D, 4.00%, 11/15/32	2,000	1,954,920
Series F, 5.00%, 11/15/30	1,890	2,004,647
Series F (AGM), 4.00%, 11/15/30	2,485	2,460,324
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	1,000	1,042,000
New York State Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/37	920	964,813
5.00%, 1/01/42	280	290,808
Port Authority of New York & New Jersey, RB, Special Project JFK International Air Terminal:
Series 6, AMT (NPFGC), 6.25%, 12/01/13	2,575	2,601,085
Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB, Special Project JFK International Air Terminal (concluded):
Series 6, AMT (NPFGC), 6.25%, 12/01/14	$2,620	$2,698,574
Series 8, 6.00%, 12/01/42	2,000	2,227,520
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT:
3.50%, 7/15/37	3,000	2,422,080
4.00%, 1/15/43	5,000	4,364,600
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 4.94%, 11/15/32 (b)	2,480	963,554
General, CAB, Series B, 4.58%, 11/15/32 (b)	1,520	631,970
General, Series B, 5.00%, 11/15/31	125	136,018
Sub-Series A, 5.00%, 11/15/30	500	541,305
		30,583,725
Utilities — 5.6%
Long Island Power Authority, RB, General:
Series A (AGM), 5.00%, 5/01/36	500	517,670
Series C (CIFG), 5.25%, 9/01/29	3,000	3,292,710
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	875	991,856
6.00%, 5/01/33	2,450	2,804,784
5.75%, 4/01/39	300	335,169
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	500	563,510
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Second General Resolution, Series EE, 4.00%, 6/15/45	1,540	1,417,462
Second General Resolution, Series FF-2, 5.50%, 6/15/40	800	891,984
Second General Resolution, Series HH, 5.00%, 6/15/32	950	1,019,588
Series FF, 5.00%, 6/15/45	1,680	1,769,242
New York State Environmental Facilities Corp., Refunding RB, New York City Municipal Water, Revolving Funds, Series B, 5.00%, 6/15/36	1,000	1,073,250
		14,677,225
Total Municipal Bonds in New York		221,706,286

Puerto Rico — 4.7%
Housing — 0.7%
Puerto Rico HFA, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,750	1,840,020
State — 3.8%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	1,000	1,157,840
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM):
Series AA, 4.95%, 7/01/26	1,000	991,490
Series CC, 5.50%, 7/01/30	300	302,976
Puerto Rico Infrastructure Financing Authority, RB, CAB Series A (b):
(AMBAC), 7.23%, 7/01/44	1,100	121,836
(NPFGC), 7.19%, 7/01/42	7,470	961,987
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series I, 5.25%, 7/01/14 (c)	55	57,704
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.21%, 8/01/32 (b)	500	155,565
CAB, Series A, 6.29%, 8/01/35 (b)	3,000	763,710
First Sub-Series A, 5.75%, 8/01/37	2,000	2,042,060
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	983,910

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (b):
First Sub-Series A-1, 5.35%, 8/01/24	$2,000	$1,113,640
Series A (NPFGC), 6.09%, 8/01/41	7,500	1,389,450
		10,042,168
Utility — 0.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	490	473,404
Total Municipal Bonds in Puerto Rico		12,355,592
Total Municipal Bonds — 89.4%		234,061,878

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 15.3%
County/City/Special District/School District — 4.2%
City of New York, New York, GO, Series J, 5.00%, 5/15/23	1,800	1,867,356
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,752,729
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35 (f)	3,200	3,304,864
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44 (f)	830	842,442
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	2,010	1,888,495
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	1,350	1,459,539
		11,115,425
Education — 0.4%
New York State Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	900	943,893
State — 0.9%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,220,372
Transportation — 4.8%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (f)	2,250	2,467,205
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	6,881,351

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Transportation (concluded)
New York State Thruway Authority, Refunding RB, Personal Income Tax Revenue, Series A, 5.00%, 3/15/31	$1,560	$1,682,943
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,633,665
		12,665,164
Utilities — 5.0%
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Second General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	2,994,367
Second General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	3,949,351
Series A, 4.75%, 6/15/30	4,000	4,159,480
Suffolk County Water Authority, Refunding RB, New York Water System, 3.00%, 6/01/25	1,996	1,926,294
		13,029,492
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		39,974,346

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,010	1,026,584
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7%		41,000,930
Total Long-Term Investments (Cost — $272,516,789) — 105.1%		275,062,808

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	4,783,356	4,783,356
Total Short-Term Securities (Cost — $4,783,356) — 1.8%		4,783,356
Total Investments (Cost — $277,300,145) — 106.9%		279,846,164
Other Assets Less Liabilities — 2.2%		5,850,260
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.1%)		(23,858,589)
Net Assets — 100.0%		$261,837,835

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(e)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from November 15, 2014 to November 15, 2019 is $3,309,837.

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Fund

(g)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at June 30, 2013	Income
BIF New York Municipal Money Fund	3,941,016	842,340	4,783,356	$225

(h)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$275,062,808	—	$275,062,808
Short-Term Securities	$4,783,356	—	—	4,783,356
Total	$4,783,356	$275,062,808	—	$279,846,164
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, TOB trust certificates at value of $23,851,680 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	41

Statements of Assets and Liabilities

June 30, 2013	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Assets
Investments at value — unaffiliated[1]	$392,565,299	$5,184,599,779	$798,616,728	$275,062,808
Investments at value — affiliated[2]	2,816,084	113,981,807	3,026,240	4,783,356
Interest receivable	5,505,260	69,305,881	10,452,143	3,917,474
Investments sold receivable	670,809	45,515,612	—	2,995,522
Capital shares sold receivable	5,453,844	15,466,890	1,461,360	562,628
Prepaid expenses	49,211	136,289	42,836	26,812
Total assets	407,060,507	5,429,006,258	813,599,307	287,348,600

Accrued Liabilities
Investments purchased payable	3,098,466	97,910,604	3,459,410	—
Capital shares redeemed payable	2,585,059	26,487,955	2,687,363	736,073
Income dividends payable	819,842	7,230,317	290,215	616,579
Investment advisory fees payable	168,088	1,717,344	221,015	123,814
Bank overdraft	—	5,595,562	1,262	—
Service and distribution fees payable	67,777	885,121	82,421	52,191
Interest expense and fees payable	18,698	264,637	—	6,909
Officer’s and Directors’ fees payable	9,374	26,311	11,280	8,425
Other affiliates payable	2,641	40,637	8,178	2,229
Other accrued expenses payable	116,780	951,535	294,335	112,865
Total accrued liabilities	6,886,725	141,110,023	7,055,479	1,659,085

Other Liabilities
TOB trust certificates	46,417,254	489,431,644	—	23,851,680
Total liabilities	53,303,979	630,541,667	7,055,479	25,510,765
Net Assets	$353,756,528	$4,798,464,591	$806,543,828	$261,837,835

Net Assets Consist of
Paid-in capital	$365,681,779	$4,684,410,619	$809,842,601	$263,377,437
Undistributed net investment income	645,392	1,550,968	491,597	504,768
Accumulated net realized loss	(9,888,738)	(83,236,254)	(5,685,479)	(4,590,389)
Net unrealized appreciation/depreciation	(2,681,905)	195,739,258	1,895,109	2,546,019
Net Assets	$353,756,528	$4,798,464,591	$806,543,828	$261,837,835

[1] Investments at cost — unaffiliated	$395,247,204	$4,988,723,484	$796,721,619	$272,516,789
[2] Investments at cost — affiliated	$2,816,084	$114,118,843	$3,026,240	$4,783,356

See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE 30, 2013

Statements of Assets and Liabilities (concluded)
June 30, 2013	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Net Asset Value
BlackRock:
Net assets	—	$401,538,420	$10,371,975	—
Shares outstanding, $0.10 par value	—	38,023,373	1,025,596	—
Net asset value	—	$10.56	$10.11	—
Shares authorized	—	375 Million	150 Million	—
Institutional:
Net assets	$198,416,181	$2,029,739,239	$529,686,664	$34,028,948
Shares outstanding, $0.10 par value	22,385,076	192,205,519	52,357,990	3,254,306
Net asset value	$8.86	$10.56	$10.12	$10.46
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Service:
Net assets	—	$1,171,404	—	—
Shares outstanding, $0.10 par value	—	111,058	—	—
Net asset value	—	$10.55	—	—
Shares authorized	—	375 Million	—	—
Investor A:
Net assets	$104,692,992	$1,791,782,193	$172,313,561	$50,219,725
Shares outstanding, $0.10 par value	11,836,977	169,587,712	17,023,317	4,798,757
Net asset value	$8.84	$10.57	$10.12	$10.47
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor A1:
Net assets	—	—	$44,138,645	$140,469,298
Shares outstanding, $0.10 par value	—	—	4,359,458	13,424,059
Net asset value	—	—	$10.12	$10.46
Shares authorized	—	—	150 Million	Unlimited
Investor B:
Net assets	—	$10,260,333	—	—
Shares outstanding, $0.10 par value	—	971,971	—	—
Net asset value	—	$10.56	—	—
Shares authorized	—	375 Million	—	—
Investor C:
Net assets	$50,647,355	$480,206,992	$50,032,983	$27,082,206
Shares outstanding, $0.10 par value	5,712,228	45,447,279	4,963,045	2,589,164
Net asset value	$8.87	$10.57	$10.08	$10.46
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor C1:
Net assets	—	$83,766,010	—	$10,037,658
Shares outstanding, $0.10 par value	—	7,931,039	—	959,368
Net asset value	—	$10.56	—	$10.46
Shares authorized	—	375 Million	—	Unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	43

Statements of Operations

Year Ended June 30, 2013	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Investment Income
Interest	$19,708,109	$219,896,453	$11,173,414	$13,723,614
Income — affiliated	2,882	56,747	1,190	225
Dividends	—	7,107	—	—
Total income	19,710,991	219,960,307	11,174,604	13,723,839

Expenses
Investment advisory	1,981,553	24,879,284	3,025,980	1,558,392
Service — Service	—	3,064	—	—
Service — Investor A	274,208	5,002,702	478,152	128,173
Service — Investor A1	—	—	46,412	153,986
Service and distribution — Investor B	—	136,791	4,445	11,310
Service — Investor B1	—	847	—	—
Service and distribution — Investor C	495,572	5,195,048	590,038	290,438
Service and distribution — Investor C1	—	763,661	—	65,724
Transfer agent — BlackRock	—	146,205	475	—
Transfer agent — Institutional	77,161	2,160,338	683,349	17,430
Transfer agent — Service	—	3,305	—	—
Transfer agent — Investor A	41,821	1,779,068	69,423	22,133
Transfer agent — Investor A1	—	—	23,306	68,498
Transfer agent — Investor B	—	15,980	2,434	2,272
Transfer agent — Investor B1	—	979	—	—
Transfer agent — Investor C	25,639	227,975	41,392	12,901
Transfer agent — Investor C1	—	45,680	—	3,875
Accounting services	112,023	863,817	215,659	86,703
Registration	52,833	286,958	97,015	67,851
Professional	53,204	198,054	107,952	61,159
Custodian	32,331	225,285	56,560	19,427
Officer and Directors	28,943	128,366	40,558	27,540
Printing	18,107	99,319	16,023	29,672
Miscellaneous	14,483	95,584	27,989	19,157
Total expenses excluding interest expense and fees	3,207,878	42,258,310	5,527,162	2,646,641
Interest expense and fees[1]	352,519	3,354,512	—	185,477
Total expenses	3,560,397	45,612,822	5,527,162	2,832,118
Less fees waived by Manager	(9,346)	(2,733,141)	(5,413)	(8,773)
Less fees paid indirectly	—	(861)	(119)	(17)
Less transfer agent fees reimbursed — class specific	—	(1,947,140)	(631,916)	—
Total expenses after fees waived and/or reimbursed and paid indirectly	3,551,051	40,931,680	4,889,714	2,823,328
Net investment income	16,159,940	179,028,627	6,284,890	10,900,511

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	2,516,726	19,765,794	1,211,638	1,293,248
Financial futures contracts	243,704	3,242,434	—	185,036
	2,760,430	23,008,228	1,211,638	1,478,284
Net change in unrealized appreciation/depreciation on:
Investments	(22,192,199)	(201,156,197)	(7,023,918)	(16,234,658)
Financial futures contracts	—	305,638	—	—
	(22,192,199)	(200,850,559)	(7,023,918)	(16,234,658)
Total realized and unrealized loss	(19,431,769)	(177,842,331)	(5,812,280)	(14,756,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,271,829)	$1,186,296	$472,610	$(3,855,863)
[1]	Related to TOBs.

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$16,159,940	$10,397,416
Net realized gain (loss)	2,760,430	(227,630)
Net change in unrealized appreciation/depreciation	(22,192,199)	21,771,558
Net increase (decrease) in net assets resulting from operations:	(3,271,829)	31,941,344

Dividends to Shareholders From[1]
Net investment income:
Institutional	(9,456,574)	(7,098,857)
Investor A	(4,737,961)	(2,158,262)
Investor C	(1,764,364)	(994,674)
Decrease in net assets resulting from dividends to shareholders	(15,958,899)	(10,251,793)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	75,265,351	118,424,930

Net Assets
Total increase in net assets	56,034,623	140,114,481
Beginning of year	297,721,905	157,607,424
End of year	$353,756,528	$297,721,905
Undistributed net investment income	$645,392	$445,615
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	45

Statements of Changes in Net Assets	BlackRock National Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$179,028,627	$171,058,891
Net realized gain	23,008,228	25,881,975
Net change in unrealized appreciation/depreciation	(200,850,559)	298,362,089
Net increase in net assets resulting from operations	1,186,296	495,302,955

Dividends to Shareholders From[1]
Net investment income:
BlackRock	(16,478,501)	(18,590,969)
Institutional	(78,063,161)	(76,209,583)
Service	(39,886)	(274,401)
Investor A	(69,214,785)	(55,356,873)
Investor B	(548,282)	(1,218,669)
Investor B1	(10,852)	(20,399)
Investor C	(14,114,377)	(13,732,375)
Investor C1	(2,782,477)	(3,544,673)
Decrease in net assets resulting from dividends to shareholders	(181,252,321)	(168,947,942)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	194,432,549	2,009,721,670

Net Assets
Total increase in net assets	14,366,524	2,336,076,683
Beginning of year	4,784,098,067	2,448,021,384
End of year	$4,798,464,591	$4,784,098,067
Undistributed net investment income	$1,550,968	$3,678,316
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$6,284,890	$8,137,708
Net realized gain	1,211,638	886,216
Net change in unrealized appreciation/depreciation	(7,023,918)	(350,465)
Net increase in net assets resulting from operations	472,610	8,673,459

Dividends to Shareholders From[1]
Net investment income:
BlackRock	(244,479)	(607,341)
Institutional	(4,013,703)	(6,586,342)
Investor A	(787,761)	(1,714,646)
Investor A1	(263,300)	(479,858)
Investor B	(3,735)	(24,129)
Investor C	—	(8,215)
Decrease in net assets resulting from dividends to shareholders	(5,312,978)	(9,420,531)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(220,043,973)	17,906,706

Net Assets
Total increase (decrease) in net assets	(224,884,341)	17,159,634
Beginning of year	1,031,428,169	1,014,268,535
End of year	$806,543,828	$1,031,428,169
Undistributed (distributions in excess of) net investment income	$491,597	$(480,296)
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	47

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$10,900,511	$10,880,967
Net realized gain (loss)	1,478,284	(2,710,787)
Net change in unrealized appreciation/depreciation	(16,234,658)	18,099,782
Net increase (decrease) in net assets resulting from operations	(3,855,863)	26,269,962

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,454,595)	(1,228,547)
Investor A	(1,948,790)	(1,639,226)
Investor A1	(6,096,687)	(6,663,388)
Investor B	(79,619)	(178,466)
Investor C	(886,250)	(705,832)
Investor C1	(379,979)	(425,217)
Decrease in net assets resulting from dividends to shareholders	(10,845,920)	(10,840,676)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	7,152,215	7,191,618

Net Assets
Total increase (decrease) in net assets	(7,549,568)	22,620,904
Beginning of year	269,387,403	246,766,499
End of year	$261,837,835	$269,387,403
Undistributed net investment income	$504,768	$450,382
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE 30, 2013

Statement of Cash Flows
Year Ended June 30, 2013	BlackRock High Yield Municipal Fund
Cash Used for Operating Activities
Net decrease in net assets resulting from operations	$(3,271,829)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(1,626,321)
Increase in prepaid expenses	(48,230)
Increase in other affiliates payable	1,650
Increase in investment advisory fees payable	39,878
Increase in interest expense and fees payable	4,514
Increase in other accrued expenses payable	43,034
Increase in service and distribution fees payable	22,601
Increase in Officer’s and Directors’ fees payable	5,125
Net realized and unrealized loss on investments	19,675,473
Amortization of premium and accretion of discount on investments	(504,694)
Proceeds from sales and paydowns of long-term investments	82,784,895
Purchases of long-term investments	(190,237,660)
Net proceeds from sales of short-term securities	22,372,973
Cash used for operating activities	(70,738,591)

Cash Provided for Financing Activities
Cash proceeds from shares sold	256,423,501
Cash payments on shares redeemed	(192,081,227)
Cash receipts from TOB trust certificates	15,685,948
Cash payments for TOB trust certificates	(3,129,578)
Cash dividends paid to Shareholders	(6,160,053)
Cash provided by financing activities	70,738,591

Cash
Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	—

Cash Flow Information
Cash paid during the year for interest	$348,005

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Shareholders	$9,710,969

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	49

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional					Investor A
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.26	$8.35	$8.47	$7.29	$8.68	$9.24	$8.33	$8.46	$7.28	$8.67
Net investment income[1]	0.44	0.46	0.46	0.46	0.48	0.42	0.43	0.43	0.43	0.44
Net realized and unrealized gain (loss)	(0.40)	0.90	(0.13)	1.18	(1.40)	(0.41)	0.91	(0.13)	1.18	(1.39)
Net increase (decrease) from investment operations	0.04	1.36	0.33	1.64	(0.92)	0.01	1.34	0.30	1.61	(0.95)
Dividends from net investment income[2]	(0.44)	(0.45)	(0.45)	(0.46)	(0.47)	(0.41)	(0.43)	(0.43)	(0.43)	(0.44)
Net asset value, end of year	$8.86	$9.26	$8.35	$8.47	$7.29	$8.84	$9.24	$8.33	$8.46	$7.28

Total Investment Return[3]
Based on net asset value	0.17%	16.72%	4.14%	22.88%	(10.40)%	(0.09)%	16.44%	3.73%	22.58%	(10.67)%

Ratios to Average Net Assets
Total expenses	0.76%	0.79%	0.78%	0.83%	0.93%	1.01%	1.06%	1.05%	1.09%	1.18%
Total expenses after fees waived	0.76%	0.79%	0.78%	0.83%	0.92%	1.01%	1.06%	1.05%	1.09%	1.17%
Total expenses after fees waived and excluding interest expense and fees[4]	0.66%	0.70%	0.72%	0.79%	0.89%	0.91%	0.97%	0.99%	1.05%	1.14%
Net investment income	4.63%	5.18%	5.49%	5.63%	6.52%	4.38%	4.85%	5.21%	5.33%	6.13%

Supplemental Data
Net assets, end of year (000)	$198,416	$176,895	$111,669	$94,146	$45,997	$104,693	$83,840	$27,993	$25,105	$4,798
Portfolio turnover	21%	17%	31%	32%	39%	21%	17%	31%	32%	39%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Year Ended June 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.27	$8.35	$8.47	$7.29	$8.68
Net investment income[1]	0.34	0.36	0.37	0.37	0.41
Net realized and unrealized gain (loss)	(0.40)	0.92	(0.12)	1.18	(1.41)
Net increase (decrease) from investment operations	(0.06)	1.28	0.25	1.55	(1.00)
Dividends from net investment income[2]	(0.34)	(0.36)	(0.37)	(0.37)	(0.39)
Net asset value, end of year	$8.87	$9.27	$8.35	$8.47	$7.29

Total Investment Return[3]
Based on net asset value	(0.84)%	15.65%	3.07%	21.61%	(11.33)%

Ratios to Average Net Assets
Total expenses	1.78%	1.82%	1.82%	1.88%	1.97%
Total expenses after fees waived	1.78%	1.82%	1.82%	1.88%	1.97%
Total expenses after fees waived and excluding interest expense and fees[4]	1.68%	1.73%	1.77%	1.84%	1.94%
Net investment income	3.62%	4.12%	4.45%	4.58%	5.59%

Supplemental Data
Net assets, end of year (000)	$50,647	$36,987	$17,945	$14,560	$5,389
Portfolio turnover	21%	17%	31%	32%	39%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	51

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Year Ended June 30, 2013	July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.91	$10.11
Net investment income[2]	0.41	0.45
Net realized and unrealized gain (loss)	(0.34)	0.79
Net increase (decrease) from investment operations	0.07	1.24
Dividends from net investment income[3]	(0.42)	(0.44)
Net asset value, end of year	$10.56	$10.91

Total Investment Return[4]

Based on net asset value	0.47%	12.48%[5]

Ratios to Average Net Assets

Total expenses	0.61%	0.62%[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	0.54%[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.46%	0.46%[6]
Net investment income	3.69%	4.41%[6]

Supplemental Data
Net assets, end of year (000)	$401,538	$446,620
Portfolio turnover	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Year Ended June 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.91	$10.05	$10.19	$9.61	$9.95
Net investment income[1]	0.40	0.46	0.49	0.48	0.48
Net realized and unrealized gain (loss)	(0.35)	0.85	(0.14)	0.57	(0.35)
Net increase from investment operations	0.05	1.31	0.35	1.05	0.13
Dividends from net investment income[2]	(0.40)	(0.45)	(0.49)	(0.47)	(0.47)
Net asset value, end of year	$10.56	$10.91	$10.05	$10.19	$9.61

Total Investment Return[3]
Based on net asset value	0.37%	13.28%	3.49%	11.16%	1.56%

Ratios to Average Net Assets
Total expenses	0.68%	0.69%	0.69%	0.62%	0.67%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.62%	0.65%	0.69%	0.62%	0.65%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.56%	0.57%	0.60%	0.59%	0.60%
Net investment income	3.59%	4.31%	4.83%	4.76%	5.10%

Supplemental Data
Net assets, end of year (000)	$2,029,739	$2,037,090	$1,207,501	$1,103,381	$934,807
Portfolio turnover	37%	39%	51%	70%	65%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	53

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Year Ended June 30, 2013	July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.11
Net investment income[2]	0.38	0.42
Net realized and unrealized gain (loss)	(0.37)	0.77
Net increase from investment operations	0.01	1.19
Dividends from net investment income[3]	(0.36)	(0.40)
Net asset value, end of year	$10.55	$10.90

Total Investment Return[4]
Based on net asset value	(0.05)%	11.97%[5]

Ratios to Average Net Assets
Total expenses	1.09%	0.91%[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	1.04%	0.86%[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.97%	0.78%[6]
Net investment income	3.42%	4.11%[6]

Supplemental Data
Net assets, end of year (000)	$1,171	$1,214
Portfolio turnover	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A					Investor B
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$10.06	$10.19	$9.62	$9.96	$10.91	$10.05	$10.18	$9.61	$9.95
Net investment income[1]	0.38	0.44	0.46	0.45	0.46	0.33	0.39	0.41	0.40	0.41
Net realized and unrealized gain (loss)	(0.34)	0.85	(0.13)	0.57	(0.35)	(0.35)	0.85	(0.12)	0.57	(0.35)
Net increase (decrease) from investment operations	0.04	1.29	0.33	1.02	0.11	(0.02)	1.24	0.29	0.97	0.06
Dividends from net investment income[2]	(0.39)	(0.43)	(0.46)	(0.45)	(0.45)	(0.33)	(0.38)	(0.42)	(0.40)	(0.40)
Net asset value, end of year	$10.57	$10.92	$10.06	$10.19	$9.62	$10.56	$10.91	$10.05	$10.18	$9.61

Total Investment Return[3]
Based on net asset value	0.21%	13.10%	3.36%	10.77%	1.32%	(0.30)%	12.56%	2.89%	10.21%	0.79%

Ratios to Average Net Assets
Total expenses	0.92%	0.91%	0.92%	0.87%	0.91%	1.41%	1.44%	1.44%	1.39%	1.43%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.80%	0.92%	0.87%	0.90%	1.29%	1.30%	1.38%	1.38%	1.41%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.72%	0.72%	0.83%	0.84%	0.84%	1.23%	1.22%	1.30%	1.36%	1.36%
Net investment income	3.42%	4.15%	4.60%	4.52%	4.87%	2.96%	3.69%	4.10%	3.99%	4.35%

Supplemental Data
Net assets, end of year (000)	$1,791,782	$1,688,258	$855,849	$820,009	$635,090	$10,260	$27,169	$30,346	$46,152	$58,079
Portfolio turnover	37%	39%	51%	70%	65%	37%	39%	51%	70%	65%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	55

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C					Investor C1
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$10.06	$10.19	$9.62	$9.96	$10.91	$10.06	$10.19	$9.61	$9.95
Net investment income[1]	0.30	0.36	0.39	0.38	0.39	0.32	0.38	0.41	0.40	0.41
Net realized and unrealized gain (loss)	(0.35)	0.86	(0.13)	0.57	(0.35)	(0.35)	0.85	(0.13)	0.57	(0.35)
Net increase (decrease) from investment operations	(0.05)	1.22	0.26	0.95	0.04	(0.03)	1.23	0.28	0.97	0.06
Dividends from net investment income[2]	(0.30)	(0.36)	(0.39)	(0.38)	(0.38)	(0.32)	(0.38)	(0.41)	(0.39)	(0.40)
Net asset value, end of year	$10.57	$10.92	$10.06	$10.19	$9.62	$10.56	$10.91	$10.06	$10.19	$9.61

Total Investment Return[3]
Based on net asset value	(0.53)%	12.26%	2.60%	9.95%	0.56%	(0.35)%	12.37%	2.80%	10.28%	0.76%

Ratios to Average Net Assets
Total expenses	1.62%	1.64%	1.66%	1.61%	1.66%	1.42%	1.44%	1.47%	1.42%	1.46%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.53%	1.55%	1.66%	1.61%	1.65%	1.34%	1.36%	1.46%	1.42%	1.44%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	1.47%	1.47%	1.58%	1.58%	1.59%	1.28%	1.28%	1.38%	1.39%	1.39%
Net investment income	2.67%	3.40%	3.85%	3.77%	4.12%	2.88%	3.60%	4.04%	3.96%	4.32%

Supplemental Data
Net assets, end of year (000)	$480,207	$483,092	$281,024	$292,132	$195,475	$83,766	$100,161	$73,302	$88,427	$95,790
Portfolio turnover	37%	39%	51%	70%	65%	37%	39%	51%	70%	65%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights	BlackRock Short-Term Municipal Fund

	BlackRock					Institutional
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.18	$10.19	$10.14	$9.98	$10.17	$10.18	$10.18	$10.13	$9.97
Net investment income[1]	0.07	0.09	0.12	0.15	0.26	0.07	0.09	0.13	0.15	0.27
Net realized and unrealized gain (loss)	(0.07)	0.02	(0.00)[2]	0.06	0.17	(0.05)	0.01	(0.00)[2]	0.06	0.17
Net increase from investment operations	—	0.11	0.12	0.21	0.43	0.02	0.10	0.13	0.21	0.44
Dividends from net investment income[3]	(0.07)	(0.11)	(0.13)	(0.16)	(0.27)	(0.07)	(0.11)	(0.13)	(0.16)	(0.28)
Net asset value, end of year	$10.11	$10.18	$10.18	$10.19	$10.14	$10.12	$10.17	$10.18	$10.18	$10.13

Total Investment Return[4]
Based on net asset value	0.00%	1.07%	1.17%	2.04%	4.36%	0.19%	0.96%	1.27%	2.04%	4.45%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.40%	0.41%	0.45%	0.51%	0.50%	0.49%	0.48%	0.47%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.39%	0.39%	0.39%	0.40%	0.44%	0.40%	0.40%	0.40%	0.40%	0.35%
Net investment income	0.79%	0.93%	1.25%	1.42%	2.65%	0.82%	0.93%	1.26%	1.50%	2.68%

Supplemental Data
Net assets, end of year (000)	$10,372	$63,503	$43,941	$17,244	$2,424	$529,687	$643,910	$603,837	$628,194	$403,143
Portfolio turnover	41%	51%	44%	36%	21%	41%	51%	44%	36%	21%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	57

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A					Investor A1
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.19	$10.19	$10.13	$9.98	$10.18	$10.19	$10.19	$10.14	$9.98
Net investment income[1]	0.04	0.07	0.10	0.12	0.21	0.06	0.08	0.12	0.14	0.27
Net realized and unrealized gain (loss)	(0.06)	0.00[2]	(0.00)[3]	0.07	0.19	(0.06)	0.01	(0.00)[3]	0.05	0.16
Net increase (decrease) from investment operations	(0.02)	0.07	0.10	0.19	0.40	—	0.09	0.12	0.19	0.43
Dividends from net investment income[4]	(0.04)	(0.08)	(0.10)	(0.13)	(0.25)	(0.06)	(0.10)	(0.12)	(0.14)	(0.27)
Net asset value, end of year	$10.12	$10.18	$10.19	$10.19	$10.13	$10.12	$10.18	$10.19	$10.19	$10.14

Total Investment Return[5]
Based on net asset value	(0.18)%	0.69%	0.99%	1.86%	4.08%	(0.03)%	0.84%	1.14%	1.91%	4.34%

Ratios to Average Net Assets
Total expenses	0.68%	0.66%	0.67%	0.68%	0.72%	0.54%	0.54%	0.54%	0.55%	0.58%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.66%	0.67%	0.67%	0.60%	0.52%	0.51%	0.52%	0.52%	0.45%
Net investment income	0.54%	0.67%	1.00%	1.20%	2.26%	0.70%	0.81%	1.14%	1.41%	2.70%

Supplemental Data
Net assets, end of year (000)	$172,314	$204,729	$221,827	$297,336	$121,355	$44,139	$48,377	$53,141	$66,404	$78,606
Portfolio turnover	41%	51%	44%	36%	21%	41%	51%	44%	36%	21%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Investor C
	Year Ended June 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.18	$10.18	$10.18	$10.13	$9.97
Net investment income (loss)[1]	(0.04)	(0.01)	0.02	0.05	0.15
Net realized and unrealized gain (loss)	(0.06)	0.01	(0.00)[2]	0.05	0.19
Net increase (decrease) from investment operations	(0.10)	—	0.02	0.10	0.34
Dividends from net investment income[3]	—	(0.00)[2]	(0.02)	(0.05)	(0.18)
Net asset value, end of year	$10.08	$10.18	$10.18	$10.18	$10.13

Total Investment Return[4]
Based on net asset value	(0.98)%	0.01%	0.21%	0.97%	3.41%

Ratios to Average Net Assets
Total expenses	1.46%	1.44%	1.45%	1.46%	1.52%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%	1.44%	1.45%	1.45%	1.35%
Net investment income (loss)	(0.27)%	(0.11)%	0.22%	0.44%	1.56%

Supplemental Data
Net assets, end of year (000)	$50,033	$68,693	$86,264	$117,792	$69,632
Portfolio turnover	41%	51%	44%	36%	21%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	59

Financial Highlights	BlackRock New York Municipal Bond Fund

	Institutional					Investor A
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.01	$10.36	$10.55	$9.81	$10.38	$11.02	$10.37	$10.55	$9.82	$10.39
Net investment income[1]	0.46	0.47	0.50	0.49	0.48	0.43	0.45	0.47	0.47	0.46
Net realized and unrealized gain (loss)	(0.55)	0.65	(0.20)	0.74	(0.56)	(0.55)	0.65	(0.19)	0.72	(0.57)
Net increase (decrease) from investment operations	(0.09)	1.12	0.30	1.23	(0.08)	(0.12)	1.10	0.28	1.19	(0.11)
Dividends from net investment income[2]	(0.46)	(0.47)	(0.49)	(0.49)	(0.49)	(0.43)	(0.45)	(0.46)	(0.46)	(0.46)
Net asset value, end of year	$10.46	$11.01	$10.36	$10.55	$9.81	$10.47	$11.02	$10.37	$10.55	$9.82

Total Investment Return[3]
Based on net asset value	(1.06)%	11.06%	2.97%	12.74%	(0.60)%	(1.30)%	10.77%	2.76%	12.33%	(0.85)%

Ratios to Average Net Assets
Total expenses	0.77%	0.80%	0.72%	0.76%	0.78%	1.02%	1.06%	1.02%	1.02%	1.05%
Total expenses after fees waived and paid indirectly	0.77%	0.80%	0.72%	0.76%	0.77%	1.02%	1.06%	1.01%	1.02%	1.04%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.71%	0.76%	0.70%	0.75%	0.76%	0.95%	1.02%	1.00%	1.01%	1.02%
Net investment income	4.07%	4.43%	4.78%	4.77%	5.01%	3.82%	4.17%	4.47%	4.50%	4.77%

Supplemental Data
Net assets, end of year (000)	$34,029	$31,875	$25,864	$23,841	$19,105	$50,220	$43,030	$35,751	$37,736	$20,528
Portfolio turnover	24%	19%	17%	19%	30%	24%	19%	17%	19%	30%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A1
	Year Ended June 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.02	$10.37	$10.55	$9.82	$10.39
Net investment income[1]	0.44	0.47	0.49	0.48	0.48
Net realized and unrealized gain (loss)	(0.56)	0.65	(0.19)	0.73	(0.57)
Net increase (decrease) from investment operations	(0.12)	1.12	0.30	1.21	(0.09)
Dividends from investment income[2]	(0.44)	(0.47)	(0.48)	(0.48)	(0.48)
Net asset value, end of year	$10.46	$11.02	$10.37	$10.55	$9.82

Total Investment Return[3]
Based on net asset value	(1.24)%	10.97%	2.95%	12.49%	(0.70)%

Ratios to Average Net Assets
Total expenses	0.87%	0.88%	0.84%	0.88%	0.89%
Total expenses after fees waived and paid indirectly	0.87%	0.88%	0.83%	0.87%	0.88%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.80%	0.84%	0.82%	0.86%	0.87%
Net investment income	3.98%	4.36%	4.66%	4.65%	4.90%

Supplemental Data
Net assets, end of year (000)	$140,469	$154,473	$151,327	$162,305	$157,706
Portfolio turnover	24%	19%	17%	19%	30%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	61

Financial Highlights (concluded)	BlackRock New York Municipal Bond Fund

	Investor C					Investor C1
	Year Ended June 30,					Year Ended June 30,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.01	$10.37	$10.55	$9.81	$10.38	$11.02	$10.37	$10.55	$9.81	$10.39
Net investment income[1]	0.34	0.37	0.39	0.39	0.39	0.39	0.42	0.43	0.43	0.43
Net realized and unrealized gain (loss)	(0.55)	0.64	(0.18)	0.74	(0.56)	(0.56)	0.64	(0.18)	0.74	(0.58)
Net increase (decrease) from investment operations	(0.21)	1.01	0.21	1.13	(0.17)	(0.17)	1.06	0.25	1.17	(0.15)
Dividends from net investment income[2]	(0.34)	(0.37)	(0.39)	(0.39)	(0.40)	(0.39)	(0.41)	(0.43)	(0.43)	(0.43)
Net asset value, end of year	$10.46	$11.01	$10.37	$10.55	$9.81	$10.46	$11.02	$10.37	$10.55	$9.81

Total Investment Return[3]
Based on net asset value	(2.04)%	9.89%	2.03%	11.62%	(1.59)%	(1.73)%	10.43%	2.44%	12.06%	(1.29)%

Ratios to Average Net Assets
Total expenses	1.77%	1.77%	1.73%	1.77%	1.79%	1.36%	1.37%	1.33%	1.37%	1.38%
Total expenses after fees waived and paid indirectly	1.77%	1.77%	1.73%	1.76%	1.78%	1.36%	1.37%	1.33%	1.37%	1.37%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.70%	1.73%	1.72%	1.75%	1.76%	1.29%	1.33%	1.32%	1.36%	1.36%
Net investment income	3.07%	3.45%	3.76%	3.76%	4.03%	3.49%	3.86%	4.16%	4.16%	4.41%

Supplemental Data
Net assets, end of year (000)	$27,082	$25,201	$17,180	$17,597	$12,294	$10,038	$11,093	$10,694	$12,391	$12,491
Portfolio turnover	24%	19%	17%	19%	30%	24%	19%	17%	19%	30%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

62	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements June 30, 2013

1. Organization:

BlackRock High Yield Municipal Fund (“High Yield Municipal”), BlackRock National Municipal Fund (“National Municipal”) and BlackRock Short-Term Municipal Fund (“Short-Term Municipal”) of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock New York Municipal Bond Fund (“New York Municipal”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) collectively, the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board”. Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. On June 10, 2013, all of the issued and outstanding shares of Short-Term Municipal and New York Municipal Investor B Shares were converted to Investor A1 Shares and all issued and outstanding shares of National Municipal B1 Shares were converted to Investor A Shares with the same relative aggregate net asset value. Investor A1, Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board and shareholders of National Municipal and the Board and shareholders of each of BlackRock Municipal Fund of the Corporation (“Municipal”) and BlackRock AMT-Free Municipal Bond Portfolio of BlackRock Funds II (“AMT-Free Municipal”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into National Municipal pursuant to which National Municipal acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of National Municipal.

Each shareholder of a Target Fund received shares of National Municipal in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on July 15, 2011, less the costs of the Target Fund’s reorganization. In connection with the reorganizations, National Municipal issued newly created BlackRock, Service and Investor B1 Shares.

The reorganizations were accomplished by a tax-free exchange of shares of National Municipal in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	National Municipal’s Share Class	Shares of National Municipal
Municipal	Institutional	60,313,178	0.73000752	BlackRock	44,029,074
Municipal	Investor A	23,362,907	0.72932033	Investor A	17,039,043
Municipal	Investor B	1,504,648	0.72970352	Investor B	1,097,947
Municipal	Investor C	5,968,504	0.73017144	Investor C	4,358,031
Municipal	Investor C1	3,835,529	0.72955036	Investor C1	2,798,212
AMT-Free Municipal	BlackRock	32,187	1.04459481	BlackRock	33,622
AMT-Free Municipal	Institutional	36,915,636	1.04362536	Institutional	38,526,093
AMT-Free Municipal	Service	807,665	1.04194269	Service	841,541
AMT-Free Municipal	Investor A	4,388,828	1.04337638	Investor A	4,579,199
AMT-Free Municipal	Investor B	66,195	1.04405653	Investor B1	69,111
AMT-Free Municipal	Investor C	2,211,771	1.04317692	Investor C	2,307,268

Each Target Fund’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
Municipal	$700,874,018	$711,500,571	$(50,550)	$(30,657,517)	$20,081,514
AMT-Free Municipal	$468,651,298	$471,981,418	$(10,420)	$(19,847,261)	$16,527,561
ANNUAL REPORT	JUNE 31, 2013	63

Notes to Financial Statements (continued)

For financial reporting purposes, assets received and shares issued by National Municipal were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of National Municipal’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of National Municipal before the acquisition were $2,481,619,738. The aggregate net assets of National Municipal immediately after the acquisition amounted to $3,651,145,054. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
Municipal	$697,035,650	$676,954,136
AMT-Free Municipal	$464,643,093	$448,115,532

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on July 18, 2011.

In connection with the reorganizations, National Municipal’s manager contractually agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board including a majority of the Independent Directors. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock	0.46%
Investor A	0.72%
Investor B	1.23%
Investor C	1.47%
Investor C1	1.28%

Assuming the acquisition had been completed on July 1, 2011, the beginning of the fiscal reporting period of National Municipal, the pro forma results of operations for the year ended June 30, 2012 are as follows:

•	Net investment income: $173,305,533
•	Net realized and change in unrealized gain/loss on investments: $328,129,422
•	Net increase in net assets resulting from operations: $501,434,955

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in National Municipal’s Statement of Operations since July 18, 2011.

Reorganization costs incurred in connection with the reorganization were expensed by National Municipal.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Funds. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market

64	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (continued)

for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement,

ANNUAL REPORT	JUNE 31, 2013	65

Notes to Financial Statements (continued)

the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended June 30, 2013 no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At June 30, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
High Yield Municipal	$76,386,921	$46,417,254	0.06% – 0.31%
National Municipal	$1,040,662,079	$489,431,644	0.06% – 0.26%
New York Municipal	$41,000,930	$23,851,680	0.05% – 0.12%

For the year ended June 30, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$42,627,670	0.83%
National Municipal	$481,128,836	0.70%
New York Municipal	$23,478,596	0.79%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

66	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended June 30, 2013

	Net Realized Gain (Loss) From
	High Yield Municipal	National Municipal	New York Municipal
Interest rate contracts:
Financial futures contracts	$243,704	$3,242,434	$185,036
Options[1]	—	—	(91,074)
Total	$243,704	$3,242,434	$93,962
[1]	Options purchased are included in the net realized gain (loss) from investments.
	Net Change in Unrealized Appreciation/Depreciation on
	High Yield Municipal	National Municipal	New York Municipal
Interest rate contracts:
Financial futures contracts	—	$305,638	—

For the year ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	High Yield Municipal	National Municipal	New York Municipal
Financial futures contracts:
Average number of contracts sold	36	125	14
Average notional value of contracts sold	$4,751,738	$16,498,047	$1,950,328
Average number of option contracts purchased	—	—	576	[2]
Average notional value of option contracts purchased	—	—	$90,000	[2]
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

ANNUAL REPORT	JUNE 31, 2013	67

Notes to Financial Statements (continued)

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

5. Administration, Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940, Act purposes of BlackRock, Inc. (“BlackRock”).

The Corporation and the Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services. each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

High Yield Municipal:

Portion of Average Daily Net Assets	Rate
First $250 Million	0.550%
$250 Million — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:

	Rate of Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.500%	0.400%
$250 Million — $400 Million	0.475%	0.375%
$400 Million — $550 Million	0.475%	0.350%
Greater than $550 Million	0.475%	0.325%
[1]	The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal: 0.55%.

The Manager voluntarily agreed to waive a portion of its fees payable by New York Municipal, which is included in fees waived by Manager in the Statements of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

Portion of Average Daily Net Assets	Rate
First $500 Million	0.550%
$500 Million—$1 Billion	0.525%
Greater than $1 Billion	0.500%

For National Municipal and Short-Term Municipal, the Manager contractually or voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute

68	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (continued)

extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

	National Municipal	Short-Term Municipal
	Contractual[2]	Voluntary[3]
BlackRock	0.46%	—
Institutional	—	0.40%
Investor A	0.72%	0.69%
Investor A1	—	0.52%
Investor B	1.23%	0.81%
Investor C	1.47%	1.55%
Investor C1	1.28%	—
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver and/or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the Independent Directors.
[3]	These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice.

As a result, for National Municipal and Short-Term Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	National Municipal	Short-Term Municipal
BlackRock	$146,204	$10,282
Institutional	—	$618,730
Service	—	—
Investor A	$1,583,716	$1,238
Investor A1	—	—
Investor B	$12,809	$1,666
Investor C	$177,772	—
Investor C1	$26,639	—

In addition, the following Fund had a waiver of investment advisory fees that is included in fees waived by Manager in the Statements of Operations. For the year ended June 30, 2013, the amount was as follows:

Fees Waived by Manager
National Municipal	$2,551,290
Short-Term Municipal	$ 2,614

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

For the year ended June 30, 2013, the amounts waived were as follows:

High Yield Municipal	$ 9,346
National Municipal	$181,851
Short-Term Municipal	$ 2,799
New York Municipal	$ 8,773

The Manager, with respect to each Fund, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended June 30, 2013, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

High Yield Municipal	$ 3,895
National Municipal	$58,616
Short-Term Municipal	$10,862
New York Municipal	$ 3,005

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	0.15%	0.25%
Investor B1	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	0.20%	0.25%
Investor B1	—	0.75%[1]	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%
[1]	National Municipal did not pay a portion of its respective distribution fees during the year.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

ANNUAL REPORT	JUNE 31, 2013	69

Notes to Financial Statements (continued)
	National Municipal	Short-Term Municipal
BlackRock	$6	—
Institutional	$898,391	$527,781
Service	$100	—
Investor A	$1,622	$248
Investor C	$167	—

For the year ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A and Investor A1 Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$48,876	$249,274	$4,492	$22,027
Investor A1	—	—	—	$64

For the year ended June 30, 2013, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$169,166	$134,796	$39,018	$21,830
Investor B	—	$1,897	$949	$219
Investor B1	—	$29	—	—
Investor C	$15,459	$82,028	$10,286	$5,100
Investor C1	—	$74	—	$941

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent —class specific in the Statements of Operations:

	Call Center Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Blackrock	—	$8,530	$265	—
Institutional	$858	$30,105	$2,963	$231
Service	—	$612	—	—
Investor A	$1,039	$42,057	$1,808	$474
Investor A1	—	—	$484	$2,494
Investor B	—	$550	$78	$70
Investor B1	—	$22	—	—
Investor C	$540	$5,676	$810	$282
Investor C1	—	$1,018	—	$141

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
National Municipal	$208,110,000	—

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended June 30, 2013, were as follows:

	Purchases	Sales
High Yield Municipal	$186,681,378	$82,329,879
National Municipal	$2,292,572,784	$1,874,416,741
Short-Term Municipal	$362,947,249	$547,890,006
New York Municipal	$77,519,351	$73,043,621

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2013 attributable to amortization methods on fixed income securities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Paid-in capital	—	—	—	$(8,935,207)
Undistributed net investment income	$(1,264)	$96,346	$(19)	$(205)
Accumulated net realized loss	$1,264	$(96,346)	$19	$8,935,412

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income[1]	6/30/13	$15,928,393	$181,182,652	$ 5,312,978	$10,831,600
	6/30/12	10,248,618	168,906,088	9,101,662	10,816,674
Ordinary income[2]	6/30/13	30,506	69,669	—	14,320
	6/30/12	3,175	41,854	318,869	24,002
Total	6/30/13	$15,958,899	$ 181,252,321	$ 5,312,978	$10,845,920
	6/30/12	$10,251,793	$ 168,947,942	$ 9,420,531	$10,840,676
[1]	The Funds designate these amounts paid during the fiscal year ended June 30, 2013, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
70	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (continued)

As of June 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$133,827	$1,583,760	$491,597	$319,090
Undistributed ordinary income	82,751	51,405	—	13,842
Capital loss carryforwards	(9,540,490)	(81,056,830)	(5,685,479)	(4,131,362)
Net unrealized gains (losses)[1]	(2,601,339)	196,295,807	1,895,109	2,258,828
Qualified late-year losses[2]	—	(2,820,170)	—	—
Total	$(11,925,251)	$114,053,972	$(3,298,773)	$(1,539,602)
[1]	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default and the treatment of residual interests in tender option bond trusts.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending June 30, 2014.

As of June 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
2014	—	—	$2,375,324	—
2015	—	$244,021	2,987,949	—
2016	—	9,699,108	322,206	—
2017	$2,901,962	29,857,944	—	$2,020,225
2018	4,665,271	41,255,757	—	367,311
2019	1,973,257	—	—	1,028,212
No expiration date[3]	—	—	—	715,614
Total	$9,540,490	$81,056,830	$5,685,479	$4,131,362
[3]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

High Yield Municipal	$ 2,511,262
National Municipal	$26,177,033
Short-Term Municipal	$ 1,211,657

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$351,538,914	$4,612,803,404	$799,747,859	$253,735,656
Gross unrealized appreciation	$14,788,220	$265,014,055	$3,204,725	$11,171,831
Gross unrealized depreciation	(17,363,005)	(68,667,517)	(1,309,616)	(8,913,003)
Net unrealized appreciation(depreciation)	$(2,574,785)	$196,346,538	$1,895,109	$2,258,828

8. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended June 30, 2013.

9. Concentration, Market and Credit Risk:

New York Municipal invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see New York Municipal’s Schedules of Investments for concentrations in specific states or US Territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all their obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions

ANNUAL REPORT	JUNE 31, 2013	71

Notes to Financial Statements (continued)

affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of June 30, 2013, High Yield Municipal invested a significant portion of its assets in securities in the health sector. National Municipal invested a significant portion of its assets in securities in the utilities, transportation and health sectors. Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. New York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, health, state, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities. The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2013		Year Ended June 30, 2012
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,795,899	$150,323,069	10,222,237	$90,564,901
Shares issued in reinvestment of dividends and distributions	490,657	4,666,141	316,672	2,818,724
Shares redeemed	(12,998,386)	(122,837,828)	(4,822,125)	(42,644,678)
Net increase	3,288,170	$32,151,382	5,716,784	$50,738,947

Investor A
Shares sold and automatic conversion of shares	8,738,716	$83,023,098	7,033,684	$62,791,787
Shares issued in reinvestment of dividends and distributions	385,534	3,655,978	148,616	1,323,316
Shares redeemed	(6,358,703)	(60,124,187)	(1,472,331)	(12,971,093)
Net increase	2,765,547	$26,554,889	5,709,969	$51,144,010

Investor C
Shares sold	2,722,012	$25,988,464	2,261,769	$20,209,135
Shares issued in reinvestment of dividends and distributions	146,154	1,388,850	87,477	776,603
Shares redeemed	(1,148,054)	(10,818,234)	(506,780)	(4,443,765)
Net increase	1,720,112	$16,559,080	1,842,466	$16,541,973
Total Net Increase	7,773,829	$75,265,351	13,269,219	$118,424,930
72	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (continued)
	Year Ended June 30, 2013		Year Ended June 30, 2012[1]
National Municipal	Shares	Amount	Shares	Amount
Blackrock
Shares sold	391,024	$4,350,757	503,324	$5,257,007
Shares issued resulting from reorganization	—	—	44,062,696	445,420,985
Shares issued in reinvestment of dividends	551,361	6,104,224	532,438	5,646,292
Shares redeemed	(3,844,844)	(42,409,075)	(4,172,626)	(43,865,073)
Net increase (decrease)	(2,902,459)	$(31,954,094)	40,925,832	$412,459,211

Institutional
Shares sold	56,238,481	$623,949,894	50,171,029	$530,508,205
Shares issued resulting from reorganization	—	—	38,526,093	389,452,572
Shares issued in reinvestment of dividends	4,246,846	47,020,007	4,273,106	45,238,469
Shares redeemed	(54,948,085)	(607,131,681)	(26,393,768)	(278,112,885)
Net increase	5,537,242	$63,838,220	66,576,460	$687,086,361

Service
Shares sold	7,662	$85,000	106,236	$1,116,938
Shares issued resulting from reorganization	—	—	841,541	8,511,177
Shares issued in reinvestment of dividends	2,815	31,125	23,458	247,537
Shares redeemed	(10,786)	(119,689)	(859,868)	(9,240,523)
Net increase (decrease)	(309)	$(3,564)	111,367	$635,129

Investor A2
Shares sold	79,151,863	$877,448,895	70,184,569	$743,859,390
Shares issued resulting from reorganization	—	—	21,618,242	218,642,582
Shares issued in reinvestment of dividends	5,175,805	57,325,064	2,827,234	29,970,354
Shares redeemed	(69,365,131)	(755,556,185)	(25,081,203)	(265,697,067)
Net increase	14,962,537	$179,217,774	69,548,842	$726,775,259

Investor B
Shares sold	55,105	$614,932	132,043	$1,379,943
Shares issued resulting from reorganization	—	—	1,097,947	11,094,970
Shares issued in reinvestment of dividends	27,008	299,445	57,357	604,193
Shares redeemed	(1,600,723)	(17,733,335)	(1,815,927)	(19,095,305)
Net decrease	(1,518,610)	$(16,818,958)	(528,580)	$(6,016,199)

Investor B1[2]
Shares sold	2	$69	5	$67
Shares issued resulting from reorganization	—	—	69,111	698,380
Shares issued in reinvestment of dividends	788	8,768	1,357	14,324
Shares redeemed	(46,084)	(505,468)	(25,179)	(261,605)
Net increase (decrease)	(45,294)	$(496,631)	45,294	$451,166

Investor C
Shares sold	10,879,644	$121,026,496	14,400,357	$152,322,976
Shares issued resulting from reorganization	—	—	6,665,299	67,414,170
Shares issued in reinvestment of dividends	972,415	10,772,870	965,581	10,233,155
Shares redeemed	(10,647,726)	(117,334,901)	(5,722,400)	(60,390,739)
Net increase	1,204,333	$14,464,465	16,308,837	$169,579,562

Investor C1
Shares sold	14,561	$158,757	12,080	$128,032
Shares issued resulting from reorganization	—	—	2,798,212	28,290,480
Shares issued in reinvestment of dividends	142,414	1,577,560	191,343	2,021,791
Shares redeemed	(1,402,854)	(15,550,980)	(1,113,861)	(11,689,122)
Net increase (decrease)	(1,245,879)	$(13,814,663)	1,887,774	$18,751,181
Total Net Increase	15,991,561	$194,432,549	194,875,826	$2,009,721,670
[1]	For the period July 18, 2011 (commencement of operations) to June 30, 2012 on the BlackRock, Service and Investor B1 shares.
[2]	At the close of business on June 10, 2013, all of the Fund’s issued and outstanding Investor B1 Shares converted into Investor A Shares of the Fund.
ANNUAL REPORT	JUNE 31, 2013	73

Notes to Financial Statements (continued)
	Year Ended June 30, 2013		Year Ended June 30, 2012
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	7,645	$77,607	1,968,713	$20,021,875
Shares issued in reinvestment of dividends and distributions	23,202	236,017	59,638	607,341
Shares redeemed	(5,246,210)	(53,353,458)	(103,085)	(1,050,100)
Net increase (decrease)	(5,215,363)	$(53,039,834)	1,925,266	$19,579,116

Institutional
Shares sold	27,464,544	$279,198,827	28,312,802	$288,283,154
Shares issued in reinvestment of dividends and distributions	165,309	1,680,727	278,496	2,835,273
Shares redeemed	(38,571,791)	(392,109,644)	(24,608,284)	(250,550,776)
Net increase (decrease)	(10,941,938)	$(111,230,090)	3,983,014	$40,567,651

Investor A
Shares sold and automatic conversion of shares	10,209,777	$103,796,089	11,354,797	$115,663,198
Shares issued in reinvestment of dividends and distributions	65,474	665,906	135,047	1,375,573
Shares redeemed	(13,366,552)	(135,873,015)	(13,153,186)	(133,982,696)
Net decrease	(3,091,301)	$(31,411,020)	(1,663,342)	$(16,943,925)

Investor A1[1]
Shares sold and automatic conversion of shares	196,078	$1,994,447	230,997	$2,353,743
Shares issued in reinvestment of dividends and distributions	15,068	153,301	26,476	269,721
Shares redeemed	(603,623)	(6,140,126)	(721,561)	(7,354,006)
Net decrease	(392,477)	$(3,992,378)	(464,088)	$(4,730,542)

Investor B1
Shares sold	4,377	$44,545	28,396	$289,094
Shares issued in reinvestment of dividends and distributions	279	2,842	1,851	18,848
Shares redeemed and automatic conversion of shares	(222,459)	(2,261,226)	(328,869)	(3,348,836)
Net decrease	(217,803)	$(2,213,839)	(298,622)	$(3,040,894)

Investor C
Shares sold	1,099,421	$11,154,867	1,558,941	$15,876,887
Shares issued in reinvestment of dividends and distributions	—	—	609	6,205
Shares redeemed and automatic conversion of shares	(2,887,370)	(29,311,679)	(3,280,095)	(33,407,792)
Net decrease	(1,787,949)	$(18,156,812)	(1,720,545)	$(17,524,700)
Total Net Increase (Decrease)	(21,646,831)	$(220,043,973)	1,761,683	$17,906,706
[1]	At the close of business on June 10, 2013, all of the Fund’s issued and outstanding Investor B Shares converted into other Investor A1 Shares of the Fund.
74	ANNUAL REPORT	JUNE 31, 2013

Notes to Financial Statements (concluded)
	Year Ended June 30, 2013		Year Ended June 30, 2012
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,857,251	$20,855,773	1,226,986	$13,208,631
Shares issued in reinvestment of dividends	70,930	791,125	62,776	674,237
Shares redeemed	(1,569,156)	(17,412,628)	(889,968)	(9,498,486)
Net increase	359,025	$4,234,270	399,794	$4,384,382

Investor A
Shares sold	2,080,754	$23,414,475	1,253,876	$13,509,272
Shares issued in reinvestment of dividends	141,981	1,579,079	124,628	1,338,552
Shares redeemed	(1,329,305)	(14,618,536)	(920,076)	(9,951,227)
Net increase	893,430	$10,375,018	458,428	$4,896,597

Investor A1[1]
Shares sold and automatic conversion of shares	307,291	$3,409,457	222,668	$2,371,161
Shares issued in reinvestment of dividends	364,022	4,063,557	399,487	4,286,720
Shares redeemed	(1,268,609)	(14,177,296)	(1,192,050)	(12,776,941)
Net decrease	(597,296)	$(6,704,282)	(569,895)	$(6,119,060)

Investor B1
Shares sold and automatic conversion of shares	2,046	$22,711	3,844	$40,739
Shares issued in reinvestment of dividends	2,919	32,799	8,240	88,072
Shares redeemed and automatic conversion of shares	(342,469)	(3,801,231)	(248,539)	(2,643,106)
Net decrease	(337,504)	$(3,745,721)	(236,455)	$(2,514,295)

Investor C
Shares sold	861,401	$9,692,255	978,449	$10,525,990
Shares issued in reinvestment of dividends	58,125	648,277	46,111	495,489
Shares redeemed	(618,732)	(6,815,429)	(393,369)	(4,209,526)
Net increase	300,794	$3,525,103	631,191	$6,811,953

Investor C1
Shares sold	5,216	$57,938	56	$603
Shares issued in reinvestment of dividends	20,992	234,282	24,255	260,290
Shares redeemed	(73,832)	(824,393)	(48,579)	(528,852)
Net decrease	(47,624)	$(532,173)	(24,268)	$(267,959)
Total Net Increase	570,825	$7,152,215	658,795	$7,191,618
[1]	At the close of business on June 10, 2013, all of the Fund’s issued and outstanding Investor B Shares converted into other Investor A1 Shares of the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JUNE 31, 2013	75

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund and Board of Directors of BlackRock Municipal Bond Fund, Inc. and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., and BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust (collectively the “Funds”), as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented and the statement of cash flows for BlackRock High Yield Municipal Fund for the year ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., and BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented and the cash flows of BlackRock High Yield Municipal Fund for the year ended June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 23, 2013

76	ANNUAL REPORT	JUNE 30, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), and the Board of Trustees of the BlackRock New York Municipal Bond Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Corporation’s, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust’s on behalf of the New York Fund, investment advisory agreements (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (v) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared

ANNUAL REPORT	JUNE 30, 2013	77

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the National Fund , a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
78	ANNUAL REPORT	JUNE 30, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in ’its applicable Lipper category and, for the National Fund , a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and ’its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the High Yield Fund ranked in the second quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Lipper Performance Universe Composite is an appropriate metric for the Fund in that it measures a blend of total return and yield.

The Board noted that the National Fund ranked in the second, second and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield.

The Board noted that the Short-Term Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the Fund’s performance can generally be tied to the performance of the yield curve in any given period since the Fund is restricted to holding securities with a maximum four-year maturity. Many of the funds in the Lipper Performance Universe do not have restrictions with regard to final maturity of permissible securities as long as the funds maintain shorter portfolio duration.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Short-Term Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the New York Fund ranked in the first, first and second quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the Fund in that it measures a blend of total return and yield.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

ANNUAL REPORT	JUNE 30, 2013	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the National Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee rate ranked in the third quartile and was reasonable relative to the median actual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable.

The Board noted that the New York Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, or with respect to the New York Fund, through the use of contractual breakpoints and/or revised voluntary breakpoints, in the advisory fee based upon the asset level of the Fund, and in the case of the National Fund and the Short-Term Fund, based on the combined assets of those two funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, for a one year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

80	ANNUAL REPORT	JUNE 30, 2013

Officers and Directors
Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International PLC (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995
Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 84 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 84 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				28 RICs consisting of 84 Portfolios	None

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.
				28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2000
Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				28 RICs consisting of 84 Portfolios	None
ANNUAL REPORT	JUNE 30, 2013	81

Officers and Directors (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.
				28 RICs consisting of 84 Portfolios	None
	[1]	Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.
	[2]	Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W.Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				28 RICs consisting of 84 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None
	[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	[4]	For BlackRock Multi-State Municipal Series Trust.

82	ANNUAL REPORT	JUNE 30, 2013

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodians The Bank of New York Mellon[2] New York, NY 10286 State Street Bank and Trust Company[3] Boston, MA 02110 Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of Funds 100 Bellevue Parkway Wilmington, DE 19809
[2]	For BlackRock Municipal Bond Fund, Inc.
[3]	For BlackRock Multi-State Municipal Series Trust.
ANNUAL REPORT	JUNE 30, 2013	83

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

84	ANNUAL REPORT	JUNE 30, 2013

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2013	85

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund BlackRock U.S. Government Bond Portfolio BlackRock U.S. Mortgage Portfolio BlackRock Ultra-Short Obligations Fund BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Global Allocation Fund

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

	LifePath Active Portfolios		LifePath Index Portfolio
	2015	2040	Retirement	2040
	2020	2045	2020	2045
	2025	2050	2025	2050
	2030	2055	2030	2055
	2035		2035
BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	LifePath Portfolios
	Retirement	2040
	2020	2045
	2025	2050
	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

86	ANNUAL REPORT	JUNE 30, 2013

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/13-AR

Item 2 –   Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –   Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –   Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$35,513	$33,500	$0	$0	$12,600	$12,100	$0	$0
BlackRock National Municipal Fund	$37,963	$37,700	$0	$0	$12,600	$12,100	$0	$0
BlackRock Short-Term Municipal Fund	$29,563	$29,300	$0	$0	$12,600	$12,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$12,600	$12,100
BlackRock National Municipal Fund	$12,600	$12,100
BlackRock Short-Term Municipal Fund	$12,600	$12,100

3

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –   Audit Committee of Listed Registrants – Not Applicable

Item 6 –   Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –   Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –   Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Exhibits attached hereto

(a)(1) –   Code of Ethics – See Item 2

(a)(2) –   Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Bond Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Bond Fund, Inc.

Date: August 29, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Municipal Bond Fund, Inc.

Date: August 29, 2013

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